Filed with the Securities and Exchange Commission on April 23, 2021

Registration No. 333-142455

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 24	☒

(Check appropriate box or boxes)

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

(Exact Name of Registrant)

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

(Name of Depositor)

1290 Avenue of the Americas, New York, New York 10104

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (212) 554-1234

SHANE DALY

Vice President and Associate General Counsel

Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, New York 10104

(Names and Addresses of Agents for Service (212)554-1234)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 1, 2021 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

Units of interest in Separate Accounts under variable annuity contracts.

American Dental Association

Members Retirement Program

Prospectus dated May 1, 2021

Please read and keep this prospectus for future reference. It contains important information that you should know before participating in the Program or allocating amounts under the contract. You should read the prospectuses for each Investment Trust which contain important information about the portfolios.

About the ADA Program

The Program provides members of the American Dental Association (the “ADA”) and their eligible employees several plans for the accumulation of retirement savings on a tax-deferred basis. Through trusts (“Plan Trusts”) maintained under these plans, you can allocate contributions among the investment options offered under the Program. The investment options under the Program include: the Guaranteed Interest Option (“GIO”) and the variable investment options (the “Funds”) listed in the table below.

As previously notified, the Money Market Guarantee Account was closed to contributions, transfers and loan repayments on January 27, 2017.

What is the ADA Members Retirement Program contract?

The ADA Members Retirement Program contract is a deferred group annuity contract issued by Equitable Financial Life Insurance Company (the “Company,” “we,” “our,” and “us”). Contributions to the Plan trusts retained under the plans will be allocated among the Funds, and the Guaranteed Interest Option, in accordance with participant instructions.

Funds

Asset Allocation Risk-Based

•	1290 VT DoubleLine Dynamic Allocation
•	EQ/All Asset Growth Allocation
•	EQ/Aggressive Allocation
•	EQ/Conservative Allocation
•	EQ/Conservative-Plus Allocation
•	EQ/Moderate Allocation
•	EQ/Moderate-Plus Allocation

Asset Allocation Age-Based

•	Target 2015 Allocation(2)
•	Target 2025 Allocation(2)
•	Target 2035 Allocation(2)
•	Target 2045 Allocation(2)
•	Target 2055 Allocation(2)
•	1290 Retirement 2020
•	1290 Retirement 2025
•	1290 Retirement 2030
•	1290 Retirement 2035
•	1290 Retirement 2040
•	1290 Retirement 2045
•	1290 Retirement 2050
•	1290 Retirement 2055
•	1290 Retirement 2060

Cash Equivalents

•	Guarantee Interest Option

International/Global Stocks

•	EQ/Global Equity Managed Volatility
•	EQ/International Core Managed Volatility
•	1290 VT SmartBeta Equity
•	EQ/MFS International Growth

Bonds

•	EQ/Core Plus Bond
•	EQ/Core Bond Index
•	EQ/PIMCO Global Real Return
•	Multimanager Core Bond
•	Vanguard VIF Total Bond Market Index

Large Cap Stocks

•	1290 VT Equity Income
•	EQ/Large Cap Growth Managed Volatility
•	EQ/Large Cap Value Managed Volatility
•	EQ/ClearBridge Large Cap Growth
•	EQ/Equity 500 Index
•	EQ/Invesco Comstock
•	EQ/JPMorgan Value Opportunities
•	EQ/Large Cap Growth Index
•	EQ/T. Rowe Price Growth Stock
•	Vanguard VIF Total Stock Market Index

Mid Cap Stocks

•	EQ/Mid Cap Index
•	EQ/Janus Enterprise
•	EQ/Mid Cap Value Managed Volatility

Small Cap Stocks

•	1290 VT GAMCO Small Company Value
•	EQ/AB Small Cap Growth
•	EQ/Small Company Index

Specialty

•	1290 VT GAMCO Mergers & Acquisitions

Sector

•	Multimanager Technology

(1)	The “All Asset” Portfolios.
(2)	This variable investment option was closed to contributions on or about July 12, 2018.

You may allocate amounts to any of the Funds. Each Fund is a subaccount of Separate Account No. 206. Each of the Funds invests in shares of a corresponding portfolio (“Portfolio”) of EQ Premier VIP Trust, EQ Advisors Trust, Vanguard Variable Insurance Fund and 1290 Funds® (the “Investment Trusts”). You should also read the prospectuses for the Investment Trusts and keep them for future reference. As described in more detail in the “Portfolios of the Investment Trusts” section of the prospectus, the Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio and Target 2055 Allocation Portfolio was closed to contributions on or about July 12, 2018.

Guaranteed option.  The guaranteed option we offer is the Guaranteed Interest Option. If you are an existing contract holder you may still have allocated values to the Money Market Guarantee Account. The Money Market Guarantee Account is closed to contributions, transfers and loan repayments.

This prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of the contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense. The securities are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

#37458

A Statement of Additional Information (“SAI”), dated May 1, 2021, which is part of the registration statement, is available free of charge upon request by writing to us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI and a request form to obtain the SAI appear at the end of this prospectus. You may also obtain a copy of this prospectus and the SAI through the SEC website at www.sec.gov. The SAI is available free of charge. You may request one by writing to our Processing Office at the ADA Members Retirement Program, c/o Equitable Financial Life Insurance Company, Box 4872, Syracuse, NY 13221 or calling 1-800-223-5790.

Electronic delivery of shareholder reports (pursuant to Rule 30e-3).  Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Company by calling 1-800-223-5790 or by calling your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling (877) 522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Contents of this Prospectus

Please see the index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.

When we address the reader of this prospectus with words such as “you” and “your,” we generally mean the individual plan participant in one or more of the plans available in the Program. For example, “you” and “your” may refer to the individual plan participant when the contract owner has instructed us to take participant in-plan instructions as the contract owner’s instructions under the contract. For example, in “Transfers and access to your account.”

As explained in certain sections, “you” and “your” may sometimes refer to the employer. For example, “The Program” section of this prospectus is primarily directed at the employer.

No person is authorized by the Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written materials issued by us. You should not rely on any other information or representation.

Appendix

I	—	Condensed financial information	I-1

II	—	State contract variations of certain features and benefits	II-1

Statement of Additional Information Table of contents

Index of key words and phrases

This index should help you locate more information on the terms used in this prospectus.

Page

Automated Voice Response System	7
The Company	6
beneficiary	27
benefit payment options	10, 25
business day	23
contract	1
contributions	10
disruptive transfer activity	24
eligible rollover distributions	34
Fair valuation	23
Funds	1
guaranteed options	10
individually designed plan	30
IRA	34

Page

IRS Pre-Approved Plan	9
internet website	25
investment options	13
market timing	24
Money Market Guarantee Account	22
Pooled Trust	29
Portfolio	1
Program	1
Roth 401(k)	9
separate accounts	13
Separate Trust	29
Underlying Portfolios	33
unit value	23
unit	23

The Company

We are Equitable Financial Life Insurance Company, a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under your contract.

Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $800 billion in assets as of December 31, 2020. For more than 160 years the Company has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

How to reach us

You may communicate with us at the mailing addresses listed below for the purposes described. You can also use the Internet to access information about your account and to complete certain requests. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

You can reach us as indicated below to obtain:

•	Copies of any plans, trusts, adoption agreements, or enrollment or other forms used in the Program.

•	Unit values and other account information under your plan.

•	Any other information or materials that we provide in connection with the Program.

Information on joining the Program

By Internet:

The ADA Members Retirement Program Website ada.equitable.com, provides information about the Program, as well as several interactive tools and resources that can help answer some of your retirement planning questions. The website also provides an e-mail feature that can be accessed by clicking on “Contact us.”

No person is authorized by the Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written material issued by the Company. You should not rely on any other information or representation.

By phone:

1-800-523-1125

(Retirement Program Specialists

available weekdays 9 a.m. to 5 p.m. Eastern Time)

By regular mail:

The ADA Members Retirement Program

c/o Equitable Financial Life Insurance Company

Box 4875

Syracuse, NY 13221

By registered, certified, or overnight delivery:

The ADA Members Retirement Program

c/o Equitable Financial Life Insurance Company

100 Madison St., MD-34-42

Syracuse, NY 13202

Information once you join the Program

By phone:

1-800-223-5790 (U.S.) or 1-800-223-5790-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. (Retirement Plan Account Managers available weekdays 9 a.m. to 5 p.m. Eastern Time)

By Internet for amounts in the Plan Trust:

By logging on to ada.equitable.com, both participants and employers can access certain retirement account information and perform certain financial transactions. Participants can access the information by clicking on Participant Log-In and entering their credentials. Participants can use the Internet to access certain retirement account information and perform certain transactions such as:

•	Investment performance, current Fund unit values, and current guaranteed option interest rates.

•	Transfer assets between investment options and obtain account balance information.

•	Change the allocation of future contributions.

Employers can access information by clicking on Employer Log-In and entering their User ID and Password. Employers can use the Internet to access certain plan level retirement account information and perform certain transactions such as:

•	Online remittal of Contributions

•	Online remittal of annual Plan and Participant Census Information

•	Online Form 5500 preparation and filing (IRS Pre-Approved Plans only)

Toll-free Automated Voice Response System for amounts in the Plan Trust:

By calling 1-800-223-5790 or 1-800-223-5790-0 you may, with your assigned personal security code, use our Automated Voice Response System to:

•	Transfer assets between investment options and obtain account information.

•	Change the allocation of future contributions.

•	Hear personalized performance information and Fund unit values.

Our Automated Voice Response System operates 24 hours a day. You may speak with our Retirement Plan Account Managers during regular business hours.

For correspondence without contribution checks sent by regular mail:

The ADA Members Retirement Program

P.O. Box 4872

Syracuse, NY 13221

For correspondence with contribution checks sent by regular mail:

The Association Members Retirement Program

P.O. Box 13678

Newark, NJ 07188-3678

For all correspondence (with or without contribution checks) sent by registered, certified, or overnight delivery:

Equitable Financial Life Insurance Company

Association Service MD-34-42

100 Madison Street

Syracuse, NY 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our Processing Office. Your correspondence, however, is not considered received by us until it is received at our Processing Office. Our Processing Office is located at 100 Madison Street, Syracuse, NY 13202.

By E-Mail:

We welcome your comments and questions regarding the ADA Members Retirement Program or website. If you have a comment or suggestion please email us from the Program website. Go to ada.equitable.com, Participant Services and click on “Contact Us.”

The Program at a glance — key features

Employer choice of retirement plans

Our IRS Pre-Approved Plan (“Plan”) is a defined contribution prototype or volume submitter plan that can be adopted as a profit-sharing plan (401(k), SIMPLE 401(k), safe harbor 401(k) and Roth 401(k) features are available) and a defined contribution pension plan, or both. A “designated Roth contribution” (“Roth 401(k)”) may be added to any of the 401(k) features. It allows eligible employees to designate all or part of their elective deferrals as Roth contributions. See “Tax Information” below.

The Plan is designed to comply with the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974 (“ERISA”). The Program’s investment options are the only investment choices under the IRS Pre-Approved Plan.

If you maintain your own individually-designed plan, which invests through our Investment Only arrangement, you may use the investment options in the Program through our Pooled Trust.

Plan features

IRS Pre-Approved Plan:

•	Program investment options used as the only investment choices.

•	Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

•	Use of our Separate Trust.

•	No minimum amount must be invested.

•	Online Form 5500 reporting.

•	Automatic updates for law changes (may require employer adoption) and reporting.

Investment Only:

•	Our Pooled Trust is adopted for investment use only.

•	Recordkeeping services provided for plan assets in Pooled Trust.

Plan charges and expenses:

•	Plan and transaction charges vary by type of plan adopted, or by specific transaction.

Additional features for amounts held in the Plan Trusts:

•	Toll-free number available for transfers and account information.

•	Internet website access to account information and transactions.

•	Participant loans (if elected by your employer; some restrictions apply; not applicable to Investment Only).

•	Regular statements of account.

•	Retirement Program Specialist and Retirement Plan Account Manager support.

•	Daily valuation of accounts.

	IRS Pre-Approved Plan	Pooled Trust for Individually Designed Plans
Who selects investments?	Participant	Participant or trustee, as specified under your Plan
Are loans available?	Yes, if permitted under your Plan	No
When are you eligible for distributions?	Upon retirement, death, disability or termination of employment	Benefits depend upon the terms of your Plan

The Contract at a glance — key features

Guaranteed options:

The guaranteed options include the Guaranteed Interest Option and a Money Market Guarantee Account. The Money Market Guarantee Account is closed to contributions, transfers and loan repayments. See “Guaranteed investment options” under “Program investment options” later in this prospectus.

Tax advantages:

•	On earnings: No tax on investment earnings until withdrawn.

•	On transfers: No tax on internal transfers.

Tax note:

Because you are purchasing an annuity contract to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code (the “Code”). Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see “Tax information” later in this prospectus.)

Contract charges and expenses:

•	Program expense charge assessed against combined value of Program assets in the Plan Trust.

•	Administration fees and other expenses charged on a Fund-by-Fund basis, as applicable.

•	Record maintenance and report fee.

•	Enrollment fee.

•	Annuity administrative fee.

•	Indirectly, charges of underlying investment vehicles for investment management, administrative fees and other expenses.

Benefit Payment Options:

•	Lump sum.

•	Installments on a time certain or dollar certain basis including automated minimum distributions if elected.

•	Fixed annuity benefit payout options as available under your employer’s plan.

•	Variable annuity benefit payout options as available under your employer’s plan (described in a separate prospectus for that option).

For more detailed information, we urge you to read the contents of this prospectus. This prospectus is not the group annuity contract. Please feel free to call us if you have any questions.

Contributions:

•	Can be allocated to any one option or divided among them.

•	Must be made by check or money order payable to The Company or remitted online.

•	Must be sent along with the form acceptable to us.

•

Are credited on the day of receipt if accompanied by properly completed forms. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Transfers among investment options:

•	Generally, amounts may be transferred among the investment options at any time.

•	Transfers may be made through our Automated Voice Response System or Program website.

•	There is no charge for transfers and no tax liability.

Fee table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in “Charges and expenses” later in this prospectus.

The first table describes fees and expenses that you will pay if you purchase a variable annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may apply. Charges for certain features shown in the fee table are mutually exclusive.

Charges we deduct from your account value at the time you request certain transactions

Charge if you purchase a variable annuity payout option (which is described in a separate prospectus for that option)	$350

Premium tax charge if you select an annuity payout option(1)	0.00%-1.00%

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying Portfolio or Investment Trust fees and expenses.

Charges we deduct from your investment options expressed as an annual percentage of daily net assets
Program expense charge(2)	1.00% (Maximum)
0.46% (Current)
Fund related other expenses(3)	0.01%

Charges we deduct from your account value at the end of each calendar quarter
Record maintenance and report fee(4)	$3.00

Charges we may deduct from your account value
Enrollment fee(5)	$25 per participant

You also bear your proportionate share of all fees and expenses paid by a “Portfolio” that corresponds to any Fund you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio’s net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related Fund. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio’s fees and expenses is contained in the Investment Trust prospectus for the Portfolio.

Portfolio operating expenses expressed as an annual percentage of daily net assets
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets including management fees, service fees, and/or other expenses)(*)	Lowest 0.13%	Highest 4.47%

(*)

“Total Annual Portfolio Operating Expenses” may be based, in part, on amounts estimated by the underlying Funds. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2022 (“Expense Limitation Arrangement”) (unless the Investment Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2022. The range of expenses in the table above does not include the effect of any Expense Limitation Arrangement. The Expense Limitation Arrangement does not apply to unaffiliated Portfolios. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.

Portfolio operating expenses expressed as an annual percentage of daily net assets
Total Annual Portfolio Operating Expenses after the effect of Expense Limitation Arrangements(**)	Lowest 0.13%	Highest 4.47%

(**)	“Total Annual Portfolio Operating Expenses” may be based, in part, on amounts estimated by the underlying Funds.

For complete information regarding the Expense Limitation Arrangements see the prospectuses for the underlying Portfolios.

(1)	We reserve the right to deduct the premium tax charge from each contribution or from distributions or upon termination of your contract.

(2)

This charge will fluctuate from year to year based on assets in the Investment Trusts and the number of participants enrolled in the Program. Based on the number of participants in the program and the assets in the Investment Trusts, we anticipate that the program expense charge for the 12 month period beginning May 1, 2021 will be 0.46%. This charge is also deducted from amounts in the GIO and the Money Market Guarantee Account. For a description of how it is calculated for amounts in the Funds, GIO and the Money Market Guarantee Account, see “Charges based on amounts in the Program” in “Charges and expenses” later in this Prospectus.

(3)

These expenses vary by investment Fund and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2020. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2021.

(4)	For Investment Only retirement arrangements, the fee is $1.00 per quarter.

(5)	This fee is charged to the employer. If the employer fails to pay this charge, we may deduct it from participant’s account value or from subsequent contributions.

Example

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and Underlying Portfolio fees and expenses.

This example below shows the expenses that a hypothetical contract owner would pay in the situations illustrated and assumes the maximum charges applicable under the contract, including the maximum program expense charge and the maximum program-related other expenses, as well as the record maintenance and report fee and the enrollment fee. For purposes of this example, the program expense charge has been rounded to 1.00%. Since under the example assumptions no surrender charge or redemption charge would apply in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.

The charges used in the example are the maximum expenses. The Guaranteed Interest Option and Money Market Guarantee Account are not covered by the fee table and example. However, the ongoing expenses do apply to the Guaranteed Interest Option and Money Market Guarantee Account. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

This example assumes that you invest $10,000 in the indicated options under the contract for the time periods shown. The example also assumes that your investment has a 5% return each year and assumes the maximum contract charges and total annual expenses of the portfolios (before expense limitations) described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you surrender or do not surrender your contract at the end of the applicable time period				If you annuitize at the end of the applicable time period
Portfolio Name	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
(a) assuming maximum fees and expenses of any of the Portfolios	$608	$1,758	$2,886	$5,611	$958	$2,108	$3,236	$5,961
(b) assuming minimum fees and expenses of any of the Portfolios	$178	$500	$842	$1,799	$528	$850	$1,192	$2,149

Condensed financial information

Please see Appendix I at the end of this prospectus for unit values and the number of units outstanding of each Fund available as of December 31, 2020.

Financial statements of Funds

Each of the Funds is part of our Separate Account No. 206 as described in “About the separate account” under “More information” later in this prospectus. The financial statements for Separate Account No. 206 may be found in the SAI for this prospectus.

1. Program investment options

Investment options

We offer various investment options under the contract which include: variable investment options that we call the “Funds”, and the Guaranteed Interest Option. The Money Market Guarantee Account is no longer being offered. We reserve the right to discontinue the offering of any Funds or any guaranteed options at any time.

You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The prospectuses for the Investment Trusts contain this and other important information about those funds. The prospectuses should be read carefully before investing.

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Retirement Plan Account Manager is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

About Separate Account No. 206

Each variable investment option is a subaccount of Separate Account No. 206. We established Separate Account No. 206 in 1999 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 206 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 206 operations are accounted for without regard to the Company’s other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 206. However, the obligations themselves are obligations of the Company.

Separate Account No. 206 and the Company are not required to register, and are not registered, as investment companies under the Investment Company Act of 1940.

Each sub-account (Fund) within the Separate Account invests (i) with respect to the Insurance company dedicated Portfolios, solely in class K shares issued by the corresponding portfolio of its Investment Trust and (ii) with respect to the Retail Portfolios, solely in class I shares issued by the corresponding portfolio of its Investment Trust. Please note that the Vanguard portfolios do not have separate share classes.

We reserve the right subject to compliance with laws that apply:

(1)	to add Funds to, or to remove Funds from, the Separate Account, or to add other separate accounts;

(2)	to combine any two or more Funds;

(3)	to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any Fund to another Fund;

(4)

to operate the Separate Account or any Fund as a management investment company (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account or a Fund directly);

(5)	to restrict or eliminate any voting rights as to the Separate Account;

(6)	to register or deregister the Separate Account or any variable investment option under the Investment Company Act of 1940, provided that such action conforms with the requirements of applicable law;

(7)	to cause one or more Funds to invest some or all of their assets in one or more other trusts or investment companies; and

(8)

to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.

Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.

The Investment Trusts

The Investment Trusts are registered under the Investment Company Act of 1940. They are classified as “open-end management investment companies,” more commonly called mutual funds. Each Investment Trust issues different shares relating to each portfolio.

The Investment Trusts do not impose sales charges or “loads” for buying and selling their shares. All dividends and other distributions on Investment Trust shares are reinvested in full. The Board of Trustees of each Investment Trust serves for the benefit of each Investment Trust’s shareholders. The

Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Investment Trust, and other information about the portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Investment Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

The Funds invest in corresponding portfolios of the Investment Trusts. The investment results you will experience in any one of those Funds will depend on the investment performance of the corresponding portfolios.

About your voting rights

No voting rights apply to any of the separate accounts or to the Guaranteed Options.

However, as the owner of shares of the Investment Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

•	the election of trustees;

•	the formal approval of independent public accounting firms selected for each Investment Trust; or

•	any other matters described in each prospectus for the Investment Trusts or requiring a shareholders’ vote under the Investment Company Act of 1940.

We will give contract owners/participants the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners/participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners/participants vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Investment Trusts sell their shares to our separate accounts in connection with the Company’s annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with us. EQ Premier VIP Trust, Vanguard Variable Insurance Fund and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for the Company. 1290 Funds® also sells its shares directly to the public. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees of each

Investment Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

Separate Account No. 206 voting rights

If actions relating to the Separate Account require contract owner/participant approval, contract owners/participants will be entitled to one vote for each unit they have in the variable investment options. Each contract owner/participant who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners/participants.

Portfolios of the Investment Trusts

We offer both affiliated and unaffiliated Investment Trusts, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of EQ Premier VIP Trust, EQ Advisors Trust and 1290 Funds®. For some Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out the investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the Investment Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN), (“Equitable Advisors”) and Equitable Distributors, LLC (“Equitable Distributors”), (together, the “Distributors”) may directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees, if any will not exceed 0.25% of the Portfolios’ average daily net assets. The Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG receives management fees and administrative fees in connection with the services it provides to the affiliated Portfolios. As such, it is generally more profitable for us to offer affiliated portfolios than to offer unaffiliated portfolios.

As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, if any as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer participants a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to participants and/or suggest that participants consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see “Allocating your contributions” later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”), and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in other Portfolios that use the EQ volatility management strategy, are identified below in the chart by a “✓” under the column entitled “Volatility Management.”

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy or, in the case of the EQ Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the EQ volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified below in the chart by a “Δ” under the column entitled “Volatility Management”. Any such unaffiliated Portfolio is not identified under “Volatility Management” below in the chart. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Asset Transfer Program.  Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)

By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)

By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Special note about Portfolio closures:  In July 2018, the following Portfolios (the “Target Allocation Portfolios”) were closed to contributions and loan repayments:

•	Target 2015 Allocation Portfolio

•	Target 2025 Allocation Portfolio

•	Target 2035 Allocation Portfolio

•	Target 2045 Allocation Portfolio

•	Target 2055 Allocation Portfolio

Any amounts you have in a Target Allocation Portfolio can remain in that Portfolio, but you cannot transfer or contribute any additional amounts to that Portfolio. You can always transfer amounts out of a Target Allocation Portfolio to another investment option, or take distributions, subject to plan provisions, from a Target Allocation Portfolio, but you cannot transfer any such amounts back into that Portfolio.

Insurance company dedicated Portfolios

These Portfolios are exclusively for purchase by insurance company separate accounts on behalf of contract holders. These Portfolios are not available directly to the general public.

EQ Premier VIP Trust — Class K Shares Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
EQ/AGGRESSIVE ALLOCATION	Seeks to achieve long-term capital appreciation.	• Equitable Investment Management Group, LLC	✓
EQ/CONSERVATIVE ALLOCATION	Seeks to achieve a high level of current income.	• Equitable Investment Management Group, LLC	✓
EQ/CONSERVATIVE-PLUS ALLOCATION	Seeks to achieve current income and growth of capital, with a greater emphasis on current income.	• Equitable Investment Management Group, LLC	✓

EQ Premier VIP Trust — Class K Shares Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
EQ/CORE PLUS BOND	Seeks to achieve high total return through a combination of current income and capital appreciation.	• Equitable Investment Management Group, LLC • AXA Investment Managers, Inc. • Brandywine Global Investment Management, LLC • Loomis, Sayles & Company, L.P.
EQ/MODERATE ALLOCATION	Seeks to achieve long-term capital appreciation and current income.	• Equitable Investment Management Group, LLC	✓
EQ/MODERATE-PLUS ALLOCATION	Seeks to achieve long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	• Equitable Investment Management Group, LLC	✓
TARGET 2015 ALLOCATION*	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC
TARGET 2025 ALLOCATION*	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC
TARGET 2035 ALLOCATION*	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC
TARGET 2045 ALLOCATION*	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC
TARGET 2055 ALLOCATION*	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC

EQ Advisors Trust — Class K Shares Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
1290 VT DOUBLELINE DYNAMIC ALLOCATION	Seeks to achieve total return from long-term capital appreciation and income.	• Equitable Investment Management Group, LLC • DoubleLine Capital LP
1290 VT EQUITY INCOME	Seeks a combination of growth and income to achieve an above-average and consistent total return.	• Equitable Investment Management Group, LLC • Barrow, Hanley, Mewhinney & Strauss LLC
1290 VT GAMCO MERGERS & ACQUISITIONS	Seeks to achieve capital appreciation.	• Equitable Investment Management Group, LLC • GAMCO Asset Management, Inc.
1290 VT GAMCO SMALL COMPANY VALUE	Seeks to maximize capital appreciation.	• Equitable Investment Management Group, LLC • GAMCO Asset Management, Inc.
1290 VT SMARTBETA EQUITY	Seeks to achieve long-term capital appreciation.	• Equitable Investment Management Group, LLC • AXA Rosenberg Investment Management, LLC
EQ/ALL ASSET GROWTH ALLOCATION	Seeks long-term capital appreciation and current income.	• Equitable Investment Management Group, LLC
EQ/AB SMALL CAP GROWTH	Seeks to achieve long-term growth of capital.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P.

EQ Advisors Trust — Class K Shares Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
EQ/CLEARBRIDGE LARGE CAP GROWTH	Seeks to achieve long-term capital growth.	• Equitable Investment Management Group, LLC • ClearBridge Investments, LLC
EQ/CORE BOND INDEX	Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.	• Equitable Investment Management Group, LLC • SSgA Funds Management, Inc.
EQ/EQUITY 500 INDEX	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500 Composite Stock Index, including reinvestment of dividends, at a risk level consistent with that of the Standard & Poor’s 500 Composite Stock Index.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P.
EQ/GLOBAL EQUITY MANAGED VOLATILITY	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Morgan Stanley Investment Management Inc. • Invesco Advisers, Inc.	✓
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

•   Equitable Investment Management Group, LLC

•   BlackRock Investment Management, LLC

•   EARNEST Partners, LLC

•   Massachusetts Financial Services Company d/b/a MFS Investment Management

•   Federated Global Investment Management Corp.

✓
EQ/INVESCO COMSTOCK	Seeks to achieve capital growth and income.	• Equitable Investment Management Group, LLC • Invesco Advisers, Inc.
EQ/JANUS ENTERPRISE	Seeks to achieve capital growth.	• Equitable Investment Management Group, LLC • Janus Capital Management LLC
EQ/JPMORGAN VALUE OPPORTUNITIES	Seeks to achieve long-term capital appreciation.	• Equitable Investment Management Group, LLC • J.P. Morgan Investment Management Inc.
EQ/LARGE CAP GROWTH INDEX	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends at a risk level consistent with the Russell 1000® Growth Index.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P.

EQ Advisors Trust — Class K Shares Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

•   Equitable Investment Management Group, LLC

•   BlackRock Investment Management, LLC

•   HS Management Partners, LLC

•   Loomis, Sayles & Company, L.P.

•   Polen Capital Management, LLC

•   T. Rowe Price Associates, Inc.

✓
EQ/LARGE CAP VALUE MANAGED VOLATILITY	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P. • Aristotle Capital Management, LLC • Massachusetts Financial Services Company d/b/a MFS Investment Management	✓
EQ/MFS INTERNATIONAL GROWTH	Seeks to achieve capital appreciation.	• Equitable Investment Management Group, LLC • Massachusetts Financial Services Company d/b/a MFS Investment Management
EQ/MID CAP INDEX	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index, including reinvestment of dividends, at a risk level consistent with that of the Standard & Poor’s MidCap 400® Index.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P.
EQ/MID CAP VALUE MANAGED VOLATILITY	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Diamond Hill Capital Management, Inc. • Wellington Management Company, LLP	✓
EQ/PIMCO GLOBAL REAL RETURN	Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.	• Equitable Investment Management Group, LLC • Pacific Investment Management Company LLC
EQ/SMALL COMPANY INDEX	Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P.
EQ/T. ROWE PRICE GROWTH STOCK	Seeks to achieve long-term capital appreciation and secondarily, income.	• Equitable Investment Management Group, LLC • T. Rowe Price Associates, Inc.

EQ Advisors Trust — Class K Shares Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
MULTIMANAGER TECHNOLOGY	Seeks to achieve long-term growth of capital.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P. • Allianz Global Investors U.S. LLC • Wellington Management Company, LLP

Vanguard Variable Insurance Fund Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)
VANGUARD® VIF TOTAL BOND MARKET INDEX PORTFOLIO	Seeks to track the performance of a broad, market-weighted bond index.	• Vanguard Fixed Income Group
VANGUARD® VIF TOTAL STOCK MARKET INDEX PORTFOLIO	Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	• Vanguard Equity Index Group
†	The “All Asset” Portfolios.
*	This Portfolio was closed to contributions on or about July 12, 2018. For more information, please see “Special note about Portfolio closures” earlier in this section.

Retail portfolios

These Portfolios are retail mutual funds that are also directly available to the general public and do not require investing through a Separate Account. If you were to purchase these Portfolios directly from a broker or mutual fund company, you would not receive the death benefit or incur the expenses of the Separate Account.

1290 Funds® — Class I Shares Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
1290 RETIREMENT 2020	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2025	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2030	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2035	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2040	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2045	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2050	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2055	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2060	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ

1290 Funds® — Class I Shares Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
1290 RETIREMENT 2050	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2055	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2060	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ

You should consider the investment objectives, risks, charges, and expenses of the Portfolios carefully before investing. The prospectuses for the Portfolios contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-223-5790.

The guaranteed options

We currently offer one guaranteed option:

•	the Guaranteed Interest Option (“GIO”).

We also have another guaranteed option for existing contract owners who have allocated amounts to it:

•	our Money Market Guarantee Account.

The Money Market Guarantee Account is no longer being offered for contribution or transfer of additional amounts.

We guarantee the amount of your contributions to the guaranteed options and the interest credited. Contributions to the GIO become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations. The general account, as part of our insurance and annuity operations, is subject to regulation and supervision by the New York Department of Financial Services and to insurance laws and regulations of all jurisdictions in which we are authorized to do business. Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the Securities Act of 1933 or Investment Company Act of 1940. Disclosures relating to interests in the general account are, however, subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

Your investment in a guaranteed option is not regulated by the Securities and Exchange Commission. The discussion, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made.

Guaranteed Interest Option

The GIO is part of our general account, pays interest at guaranteed rates, and provides an investment option in which the value of the principal will not fluctuate. Contributions allocated to the GIO will receive the interest rate in effect for that business day.

We credit interest daily to amounts in the GIO. We set interest rates monthly. All interest rates are effective annual rates net of program expense and other expenses. Your lifetime minimum rate is 1.00%. The current interest rate will never be less than the lifetime minimum rate.

Transfers to and from the GIO to other investment options are permitted. Withdrawals are also permitted from the GIO, subject to a market value adjustment if plan-initiated. See “Procedures for withdrawals, distributions and transfers — Plan-initiated withdrawals and the market value adjustment” in the SAI for more information.

Money Market Guarantee Account

The Money Market Guarantee Account is not a “money market fund” subject to Rule 2a-7 of the Investment Company Act of 1940, and investors in the Money Market Guarantee Account are not entitled to any protections afforded by Rule 2a-7. In addition, an investment in the Money Market Guarantee Account is not insured by the FDIC or other governmental agency.

On January 27, 2017, the Money Market Guarantee Account was closed to new contributions and loan repayments. Any amounts you have in the Money Market Guarantee Account can remain in your account, but you can no longer transfer or contribute any additional amounts to your account. Any amounts that remained in your Money Market Guarantee Account will continue to accrue interest as described below.

You can always transfer amounts out of the Money Market Guarantee Account to another investment option, or take distributions from the Money Market Guarantee Account, but you can no longer transfer any such amounts back into the Money Market Guarantee Account.

The Money Market Guarantee Account Guarantee

We guarantee the amount of your contributions to the Money Market Guarantee Account and the interest credited. We hold assets in our Separate Account No. 43 sufficient to pay all principal and accrued interest under the Money Market Guarantee Account option, less applicable fees, as required by law. Assets we hold in Separate Account No. 43 attributable to ADA participants are available to Program participants who have allocated amounts to the Money Market Guarantee Account. We may not use these amounts to satisfy obligations that may arise out of any other business we conduct. If the assets in Separate Account No. 43 are insufficient to provide for payment of all principal and accrued interest under the Money Market Guarantee Account, we will transfer additional assets into Separate Account No. 43 from the Company’s general account, to make up for any shortfall. We may remove assets from Separate Account No. 43 that are in excess of those attributable to the combined account values of all ADA participants.

Please see Appendix II later in this prospectus for variations that may apply in your state.

Calculation of our rates.  The interest rate we credit to the Money Market Guarantee Account approximates:

(1)	the average over each calendar year of “domestic prime” money market funds (funds with the highest quality investments); plus

(2)	an amount which approximates the average expenses deducted from such funds; less

(3)	0.15% (Administration Fee) and the applicable Program Expense Charge. See “Charges and expenses” later in this prospectus.

2. How we value your account balance

We credit the full amount of your contributions under the Program. At any time, your value under the Program is the “account balance” in the Funds, GIO and the Money Market Guarantee Account to which you have allocated contributions. These amounts are subject to certain fees and charges that are reflected in your account balance, as applicable. See “Charges and expenses” in your prospectus.

For amounts in the Funds

When you invest in a Fund, your contribution or transfer purchases “units” of that Fund. The unit value on any day reflects the value of the Fund’s investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer request. A contribution or a transfer request will be effective on the business day we receive the contribution or the transfer request. Contributions and transfer requests received after the end of a business day will be credited the next business day. We will confirm all transfers in writing.

Our “business day” is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see “Dates and prices at which contract events occur.”

On any given day, your account value in any Fund equals the number of the Fund’s units credited to your account, multiplied by that day’s value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that Fund option.

How we determine the unit value

We determine the unit value for each Fund at the end of each business day. The unit value for each Fund is calculated by first determining a gross unit value, which reflects only investment performance, and then adjusting it for Fund expenses to obtain the Fund unit value. We determine the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day. We calculate the net investment factor as follows:

•	First, we take the value of the Fund’s assets at the close of business on the preceding business day.

•

Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.

•	Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.

•	Finally, we divide this amount by the value of the Fund’s assets at the close of the preceding business day.

The Fund unit value is calculated on every business day by multiplying the Fund unit value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:

(a)	is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month; and

(b)	is the charge to the Fund for that month for the daily accrual of fees and other expenses times the number of days since the end of the preceding month.

How we value the assets of the Funds

The Funds invest in corresponding Portfolios of EQ Premier VIP Trust, EQ Advisors Trust, Vanguard Variable Insurance Fund and 1290 Funds® (the “Investment Trusts”), and the asset value of each Portfolio is computed on a daily basis. See the prospectus for the Investment Trust for information on valuation methodology used by the corresponding Portfolios.

Fair valuation

The Funds may invest in securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable), which are valued at their fair value under policies and procedures established by the Investment Trusts. For more information, please see the prospectus for the applicable Investment Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

3. Transfers and access to your account

Transfers among investment options

You may transfer some or all of your amounts among the investment options if you participate in the IRS Pre-Approved Plan. Participants in other plans may make transfers as allowed by the plan.

No transfers to the Money Market Guarantee Account are permitted as of January 27, 2017. Transfers to and from the other investment options are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Investment Trusts. In addition, we reserve the right to restrict transfers among investment options as described in your contract including limitations on the number, frequency or dollar amount of transfers.

Please see “Allocating Program contributions” in “The Program” for more information about your role in managing your allocations.

Disruptive transfer activity

You should note that the contract is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectus for the Investment Trusts for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.

We offer investment options with underlying portfolios that are part of EQ Premier VIP Trust, EQ Advisors Trust and 1290 Funds® (together, the “affiliated Investment Trusts”) as well as investment options with underlying Portfolios of outside trusts with which the Company has entered participation agreements (the “unaffiliated Investment Trusts”. The affiliated Investment Trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the affiliated Investment Trust obtains from us owner trading activity. The affiliated Investment Trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity.

When a contract owner/participant is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner/participant explaining that the Company has a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or an Investment Trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated Investment Trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners/participants, we will work with the unaffiliated trust to review contract owner/participant trading activity. Each Investment Trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the Investment Trusts for more information.

It is possible that the Investment Trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/participants. As of the date of this prospectus, the Investment Trusts had not implemented such a fee. If a redemption fee is implemented by the Investment Trusts, that fee, like any other Investment Trust fee, will be borne by the contract owner/participant.

Contract owners/participants should note that it is not always possible for us and the Investment Trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the Investment Trust portfolios at the separate account level, contract owners/participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the Investment Trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

Our Automated Voice Response System and our internet website

Participants may use our Automated Voice Response System, or our internet website to transfer between investment options, obtain account information, change the allocation of future contributions and hear investment performance information. To use our Automated Voice Response System, you must have a touch-tone telephone. Our internet website can be accessed at ada.equitable.com.

Employers may also access our Plan Services website to have plan level access to transaction activity, reports, census features, make online contributions and prepare and file annual 5500 reports. The Plan Services website can be accessed at ada.equitable.com.

We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using the Automated Voice Response System and by the Program website. The procedures require personal identification information, including entering credentials, prior to acting on telephone instructions or accessing information on the internet website, and providing written confirmation of the transfers. We assign credentials to you after we receive your completed enrollment form. Thus, we will not be liable for following telephone instructions, or internet instructions, we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you are engaged in a market timing strategy (see “Disruptive transfer activity” above).

Participant loans

Participant loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer. Loan packages containing all necessary forms, along with an explanation of how interest rates are set, are available from our Retirement Plan Account Managers. The number of plan loans outstanding are subject to the terms of the employer’s plan.

Loans are subject to restrictions under federal tax laws and ERISA, and are also subject to the limits of the plan. If a participant is married, written spousal consent may be required for a loan.

Generally, the loan amount will be transferred from the investment options into a loan account. The participant must pay the interest as required by federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. No participant who has defaulted on a loan under the employer plan shall be granted any additional loans under this plan. Interest paid on a retirement plan loan is not deductible.

Choosing benefit payment options

Benefit payments are subject to plan provisions. Legislation enacted at the end of 2019 which was generally effective January 1, 2020 significantly amended the required minimum distribution rules and it may restrict the availability of payment options. Because these rules are statutory and regulatory, in many cases IRS guidance will be required to implement these changes. See the discussion under “Required minimum distribution payments after you die” later in the prospectus.

The Program offers a variety of benefit payment options for participants in the IRS Pre-Approved Plan. Your plan may allow you a choice of one or more of the following forms of distribution:

•	Qualified Joint and Survivor Annuity

•	Lump Sum Payment

•	Installment Payments

•	Life Annuity

•	Life Annuity — Period Certain

•	Joint and Survivor Annuity

•	Joint and Survivor Annuity — Period Certain

•	Cash Refund Annuity

Types of benefits

Under the IRS Pre-Approved Plan, you may select one or more of the forms of distribution explained below once you are eligible to receive benefits. If your employer has adopted an individually designed plan that does not offer annuity benefits, not all of these distribution forms may be available to you. We suggest you ask your employer what types of benefits are available under your plan. The distribution will be in the form of a life annuity or another form that you choose and is offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

The minimum amount that can be used to purchase any type of annuity is $5,000. If the amount to be applied is less than $5,000 or would result in an initial monthly payment of less than $300, we will pay the amount in a lump sum. In most cases a variable annuity administrative charge of $350 will be deducted from the amount used to purchase an annuity from the Company. The remaining amount will be applied to purchase an annuity on the basis of the Table of Guaranteed Annuity Payments contained in the contract or our then-current annuity rates applicable at that time, whichever would provide a larger benefit. Payments depend on the annuity selected, your age, and the age of your beneficiary if you select a joint and survivor annuity. After the contract’s fifth anniversary, we may change the actuarial basis used in the Table of Guaranteed Annuity Payments no more often than once every five years. We will provide advance notice of this change, and it will not apply to any annuity benefit that began before the change. Annuities purchased from other providers may also be subject to fees and charges.

Qualified Joint and Survivor Annuity.  An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse’s life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death. In some plans, the law requires that if the value of your vested benefits exceeds $5,000, you must receive a Qualified Joint and Survivor Annuity unless your spouse consents in writing to a contrary election. Please see “Spousal consent requirements” below.

Lump sum payment.  A single payment of all or part of your vested benefits. If you take a partial payment of your balance, it must be at least $1,000. You may designate the investment options from which a partial payment will be made. If you do not designate the investment options from which you want the partial payment to be drawn, it will be drawn pro rata from all the investment options in which your account balance is invested. If you have more than one GRA, amounts held in your most recent GRA will first be used to make payment. If you terminated employment and your vested account balance is less than $1,000, you will receive a lump sum payment of the entire vested amount unless alternate instructions are provided in a reasonable period after receiving your Election of Benefits Package.

Periodic installments.  Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining account balance will be invested in whatever investment options you designate; each payment will be drawn pro rata from all the investment options you have selected. If you have more than one GRA, amounts held in your most recently purchased three-year or five-year GRA will first be used to make installment payments. If you die before receiving all the installments, we will make the remaining payments to your beneficiary, subject to IRS minimum distribution rules and beneficiary election.

Life Annuity.  An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death.

Life Annuity — Period Certain.  An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period subject to required minimum distribution rules. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years. The longer the specified period, the smaller the monthly payments will be.

Joint and Survivor Annuity.  An annuity providing monthly payments for your life and that of your beneficiary subject to required minimum distribution rules. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

Joint and Survivor Annuity — Period Certain.  An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time subject to required minimum distribution rules. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.

Cash Refund Annuity.  An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.

Fixed and variable annuity choices

Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity — Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity — Period Certain, you may select either fixed or variable payments. All forms of fixed and variable annuity benefits under the Program will be provided by us. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Retirement Plan Account Managers for our variable annuity prospectus.

Spousal consent requirements

Under the IRS Pre-Approved Plan, you may designate a non-spouse beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or (2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to you reaching age 35, your spouse must consent to the designation and, upon you reaching age 35, must again give his or her consent or the designation will lapse. In some plans, in order for you to make a withdrawal or elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. In addition if you want to designate a non-spouse beneficiary, to consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse’s signature must be witnessed by a notary public or plan representative.

If you change your mind, you may revoke your election and elect a Qualified Joint and Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse’s consent is not required for this revocation.

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want, even without spousal consent. No spousal consent to a withdrawal or benefit in a form other than a Qualified Joint and Survivor Annuity is required under certain plans that do not offer life annuity benefits.

All of these options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.

Fixed annuity payout options

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

Variable Immediate Annuity payout options

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available Funds investing in Portfolios of EQ Premier

VIP Trust, EQ Advisors Trust and 1290 Funds®. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the Funds, and whether the actual rate of investment return is higher or lower than an assumed base rate.

Spousal consent

If a participant is married and has an account balance greater than $5,000 (except for amounts contributed to the Rollover Account), federal law generally requires payment (subject to plan rules) of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless you and your spouse have properly waived that form of payment in advance. Please see “Spousal consent requirements” above.

Proof of correct information

If any information on which an annuity benefit payable under the contract was based has been misstated, the benefit will not be invalidated, but based on the correct information. The Company will adjust the amount of the annuity payments with respect to a fixed annuity benefit, the number of variable annuity units with respect to a variable annuity benefit and the amount used to provide the annuity benefit. Overpayments will be charged against any annuity payments and underpayments will be added to any annuity payments made under the annuity benefit after this adjustment. The Company will provide you with a written explanation, based solely on the information in its possession, of the reason for the adjustment. The Company’s liability to you is limited to the amount of annuity benefit that can be provided on the basis of correct information with the actual amount available under the contract.

Required minimum distribution payments after you die

These vary, depending on the status of your beneficiary (individual or entity) and when you die. Legislation enacted at the end of 2019 significantly amended the post-death required minimum distribution rules for distributions made beginning January 1, 2020, and in some cases may affect payouts for pre-December 31, 2019 deaths. IRS guidance will be needed to implement these changes.

Individual beneficiary

Unless the individual beneficiary has a special status as an “eligible designated beneficiary” or “EDB” described below, distributions of the remaining amount in the defined contribution plan following your death must be distributed within 10 years. IRS guidance will be needed regarding the mechanics of implementation of this “10-year” rule.

Individual beneficiary who has “eligible designated beneficiary” or “EDB” status. An individual beneficiary who is an “eligible designated beneficiary” or “EDB” is able to take annual post-death required minimum distribution payments over the life of the EDB or over a period not extending beyond the life expectancy of the EDB, as long as the distributions start no later than one year after your death (to be prescribed in Treasury Regulations).

The following individuals are EDBs:

•	your surviving spouse (see spousal beneficiary, below);

•	your minor children (only while they are minors);

•	a disabled individual (Code definition applies);

•	a chronically ill individual (Code definition applies); and

•	any individual who is not more than 10 years younger than you.

In certain cases, a trust for a disabled individual or a chronically ill individual may be treated as an individual and not an entity beneficiary. When minor children reach the age of majority, they stop EDB status and the remainder of the portion of their interest not yet distributed must be distributed within 10 years. IRS guidance will be needed to implement the mechanics of this EDB status shift provision.

Spousal beneficiary. If your death beneficiary is your surviving spouse, your spouse has a number of choices. As noted above, post-death distributions may be made over your spouse’s life or period of life expectancy. Your spouse may delay starting payments over his/her life or life expectancy period until the year in which you would have attained age 72. Your surviving spouse may be able to roll over amounts from your plan into an IRA or other eligible retirement plan.

Non-individual beneficiary

Pre-January 1, 2020 rules continue to apply. If you die before your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the “5-year rule” applies. Under this rule, the entire interest must be distributed by the end of the calendar year which contains the fifth anniversary of the participant’s death. No distribution is required for a year before that fifth year. Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

If you die after your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the participant’s life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

Additional Changes to post-death distributions after the 2019 legislation

The legislation enacted at the end of 2019 applies to deaths after December 31, 2019, so that the post-death required minimum distribution rules in effect before January 1, 2020 continue to apply initially. As long as payments start no later than December 31 following the calendar year of the participant’s death, individuals who are non-spouse beneficiaries may continue to stretch post-death payments over their life. It is also permissible to stretch post-death payments over a period not longer than their life expectancy based on IRS tables as of the calendar year after the participant’s death on a term certain method. In certain cases a “see-through” trust which is the death beneficiary will be treated as an individual for measuring the distribution period.

However, the legislation enacted at the end of 2019 views the death of the original individual beneficiary as an event that triggers the “10-year” distribution period. Prior to 2019, for example, if an individual beneficiary who had a 20-year life expectancy period in the year after the participant’s death died in the 7th year of post-death payments, the beneficiary named by the original beneficiary could continue the payments over the remaining 13 years of the original beneficiary’s life expectancy period. Even if the participant in this example died before December 31, 2019 the legislation caps the length of any post-death payment period after the death of the original beneficiary at 10 years. As noted above, a rule similar to this applies when an EDB dies, or a minor child reaches majority-the remaining interest must be distributed within 10 years. IRS guidance will be needed to implement the mechanics of these beneficiary status shift provisions.

Under the IRS Pre-Approved Plan, on the day we receive proof of death, we automatically transfer the participant’s account balance in the Funds to the investment option designated in the contract unless the beneficiary gives us other written instructions.

A non-spousal beneficiary may be able to directly roll over a death benefit into an inherited individual retirement arrangement dedicated to making post-death payments. Legislation enacted at the end of 2019 may restrict the availability of payment options under such individual retirement arrangements.

4. The Program

This section explains the ADA Members Retirement Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Adoption Agreement that define the scope of the Program in more specific terms. References to “you” and “your” in this section are to you in your capacity as an employer. The Program is described in the prospectus solely to provide a more complete understanding of how the Funds operate within the Program.

ADA Members Retirement Program consists of either a defined contribution IRS Pre-Approved Plan and Separate Trust (“IRS Pre-Approved Plan and Trust”) that is sponsored by the Company or, for Employers who prefer to use their own individually designed or an IRS Pre-Approved defined contribution Plan document, in conjunction with the Plan’s Trust, or the Pooled Trust. The Program offers, according to the terms of either the IRS Pre-Approved Plan and Trust or Pooled Trust, a group variable annuity Contract as a funding vehicle for employers who sponsor qualified retirement Plans. The Program is endorsed by the ADA, and the Trustee under the Separate Trust is Benefit Trust Company. The Program has 11,866 participants and $1.79 billion in assets on December 31, 2020.

Our Retirement Program Specialists are available to answer your questions about joining the Program. Please contact us by using the telephone number or addresses listed under “How to reach us — Information on joining the Program” earlier in the prospectus.

Eligible employers

You can adopt the Program if you or at least one of your partners or other shareholders is a member of: (1) the ADA, (2) a constituent or component society of the ADA, or (3) an ADA-affiliated organization. Participation by an affiliated organization must first be approved by the ADA’s Council on Insurance and Retirement Programs.

Summary of plan choices

You have a choice of two retirement plan arrangements under the Program. You can:

•

Choose the IRS Pre-Approved Plan and Trust — which automatically gives you a full range of services from the Company. These include your choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the IRS Pre-Approved Plan and Trust, your only investment choices are from the Investment Options.

The IRS Pre-Approved Plan is a defined contribution master plan that can be adopted as a profit sharing plan, a defined contribution pension plan, or both. Traditional 401(k), SIMPLE 401(k), and Safe Harbor 401(k) are also available. A Roth 401(k) option is available for all 401(k) plan types.

•

Maintain your own individually designed plan — and use the Pooled Trust for investment options in the Program and your own individual investments. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans.

The Pooled Trust is an investment vehicle used with individually designed qualified retirement plans. It can be used for both defined contribution and defined benefit plans. We provide recordkeeping services for plan assets held in the Pooled Trust.

Choosing the right plan depends on your own set of circumstances. We recommend that you review all plan, trust, participation and related agreements with your legal and tax counsel.

Getting started

If you choose the IRS Pre-Approved Plan, you must complete an Adoption Agreement. If you have your own individually designed plan and wish to use the Pooled Trust as an investment vehicle, the trustee of your plan must complete an Adoption Agreement. As an employer, you are responsible for the administration of the plan you choose. Please see “Your responsibilities as employer” in the SAI.

How to make Program contributions

Contributions can be made using the online contribution feature at ada.equitable.com by clicking Employer Log-In or by mail to the Association Members Retirement Program, PO Box 13678, Newark, NJ 07188-3678. If using the online contribution feature employers will need their User ID and Password. If the contribution is remitted by mail it must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars, and made payable to the Company. Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a contribution if it is received in an unacceptable form. All contributions sent in by mail must be accompanied by a form acceptable to us which designates the amount to be allocated to each participant by contribution type. The Statement of Additional Information provides additional details on how to make contributions to the Program.

Contributions are normally credited on the business day that we receive them, provided the Contribution Remittance form is properly completed and matches the check/contribution amount. Contributions are only accepted from the employer for properly enrolled participants. Employees may not send contributions directly to the Program. There is no minimum amount which must be contributed for investment if you adopt either Plan or if you have your own individually designed plan that uses the Pooled Trust.

Discontinuance of Program Contributions

Contributions under the group annuity contract will continue with respect to the Plan unless one of the following circumstances occurs which would result in the discontinuance of such contributions:

(a)	the Internal Revenue Service has determined that the Plan fails to qualify under Section 401(a) of the Code and applicable Treasury Regulation and we receive notice of such fact,

(b)	the contract owner notifies us that participation of the Plan under the group annuity contract is to be terminated, in which case the contract owner will discontinue contributions to the contract,

(c)	the contract fails to qualify as an annuity; if this occurs, we will have the right, upon receiving notice of such fact, to terminate the group annuity contract, or

(d)

we decide to replace the terms of the group annuity contract with terms available under a different group annuity contract issued by the Company or one of its affiliated or subsidiary life insurance companies for plans qualified under Section 401(a) of the Code and the contract owner disapproves of such change after we provide notice to the contract owner of such change.

Written notice regarding the discontinuance of contributions will be provided.

Allocating Program contributions

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Retirement Plan Account Manager is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

Investment decisions for individually designed plans are made either by the participant or by the plan trustees depending on the terms of the plan.

Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. You may allocate future contributions (e.g., employer contributions, 401(k) salary deferral contributions) in different percentages than your GRA Maturity Allocations.

The Employee Retirement Income Security Act of 1974 provides relief to a plan fiduciary of a qualified plan with participant directed accounts, if the fiduciary allocates to a Qualified Default Investment Alternative (QDIA) contributions which the participant has failed to direct to an investment option under the plan after notice by the plan. The QDIA under the ADA Program is the EQ/Moderate Allocation fund unless the plan fiduciary has chosen an alternate QDIA. If you have not selected an investment option(s) under the Program to allocate your contributions, the plan fiduciary will allocate your contributions to the plan’s QDIA, after the fiduciary has given you notice in accordance with the regulations. After funds have been allocated to the plan’s QDIA, you may reallocate those funds to any other investment option under the Program.

When transaction requests are effective.  Contributions, as well as transfer requests and allocation changes are effective on the business day they are received. Distribution requests are also effective on the business day they are received unless, as in the IRS Pre-Approved Plan, there are plan provisions to the contrary. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.

Trustee-to-trustee transfers of plan assets are effective the business day after we receive all items we require, including check and mailing instructions, and a plan opinion/IRS determination letter from the new or amended plan, or adequate proof of qualified plan status.

Distributions from the investment options

Keep in mind two sets of rules when considering distributions or withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those “Rules applicable to participant distributions” below. Certain plan distributions may be subject to federal income tax, and penalty taxes. See “Tax information” later in this prospectus and the SAI.

Amounts in the Funds , the Guaranteed Interest Option and Money Market Guarantee Account.  These are generally available for distribution at any time, subject to the provisions of your plan. However, there may be a delay for withdrawals from the Funds if there is any delay in redemptions from the corresponding portfolio of the Investment Trusts.

Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which:

(1)	the New York Stock Exchange is closed or restricts trading,

(2)	the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option’s assets is not reasonably practicable, or

(3)	the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

If your plan is an employer or trustee-directed plan, you as the employer are responsible for ensuring that there is sufficient cash available to pay benefits.

Rules applicable to participant distributions

In addition to our own procedures, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the federal income tax treatment of distributions and benefit payment options is provided in “Tax information” later in this prospectus and the SAI. You should discuss your options with a qualified financial advisor. Our Retirement Plan Account Managers also can be of assistance.

In general, under the IRS Pre-Approved Plan, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. Participants in an individually designed plan are eligible for retirement benefits depending on the terms of their plan. See “Choosing benefit payment options” under “Transfers and access to your account” earlier in this prospectus, “Tax information” later in this prospectus and the SAI for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age 72 (or age 70 1/2 if applicable). For all other participants, distribution must begin by April 1 of the later of the year after attaining age 72 (or age 70 1/2 if applicable) or retirement from the employer sponsoring the plan. For more information, see “Lifetime required minimum distributions” in “Tax information” later in this prospectus.

Distributions must be made according to the terms of the plan, rules in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and other tax qualified retirement arrangements such as IRAs. These provisions could apply to participants who satisfy required minimum distributions through annual withdrawals instead of receiving annuity payments. For this purpose additional annuity contract benefits may include enhanced death benefits and guaranteed minimum income benefits. Currently we believe that these provisions would not apply to ADA Members Retirement Program contracts because of the type of benefits provided under the contract. However, you should consider the potential implication of these Regulations before you purchase or contribute to this annuity contract.

•

A participant may withdraw all or part of his/her account balance under either Plan attributable to post-tax employee contributions at any time, provided that he/she withdraw at least $300 at a time (or, if less, your entire post-tax account balance).

•

If a participant is married, his/her spouse must generally consent in writing before he/she can make any type of withdrawal except to purchase a Qualified Joint and Survivor Annuity. Self-employed persons may generally not receive a distribution prior to age 59 1/2.

•	Employees may generally not receive a distribution prior to severance from employment.

•	Hardship withdrawals before age 59 1/2 may be permitted under 401(k) and certain other profit sharing plans.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that participants ask his/her employer what types of withdrawals are available under his/her plan. See “Procedures for withdrawals, distributions and transfers” in the SAI for a more detailed discussion of these general rules.

5. Charges and expenses

You will incur two general types of charges under the Program:

(1)

Charges based on the value of your assets in the Plan Trusts — these apply to all amounts invested in the Plan Trusts (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the Funds or as reductions from the rates credited to the guaranteed options.

(2)

Plan and transaction charges — these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the appropriate Funds and the dollars in the guaranteed options.

We make no deduction from your contributions or withdrawals for sales expenses.

Annuity administrative charge

If a participant elects a variable annuity payment option, we deduct a $350 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month’s annuity payment. The minimum amount that can be converted to an annuity, so that the charge would apply, is $5,000. Annuities purchased from other providers may also be subject to fees and charges.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain applicable taxes that may be imposed on us, such as our state premium tax. Currently, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed on us varies by state and ranges from 0% to 1%.

We reserve the right to deduct any applicable charges such as our premium taxes from each contribution or from distributions or upon termination of your contract. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax is later imposed on us when you make a partial or full withdrawal, or your contract is terminated, or you begin receiving annuity payments, we reserve the right to deduct a charge at that time.

Program expense charge

(Based on amounts invested in the Program)

We assess the Program expense charge as a daily charge calculated at an annual rate of your account balance held in the Plan Trusts. Based on the number of participants in the program and the assets in the Plan Trusts, we anticipate that the Program expense charge for the 12 month period beginning May 1, 2021 will be 0.46%. Under the terms of the contract, the maximum Program expense charge is 1.00%. The purpose of this charge is to cover the expenses that we incur in connection with the Program.

We apply the Program expense charge toward the cost of maintenance of the investment and options, the promotion of the Program, Funds, Guaranteed Interest Option, Money Market Guarantee Account, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial, accounting costs, office equipment and stationery. During 2020 we received $7,060,630 compensation under the Program Expense Charge.

Fund related other expenses

(Borne by the Portfolios and Funds and based on amounts invested in the Program)

Certain other expenses are charged directly to the investment funds. These include SEC filing fees and certain related expenses such as printing of SEC filings, prospectuses and reports, mailing costs, custodians’ fees, financial accounting costs, outside auditing and legal expenses, and other costs related to the Program.

The IRS Pre-Approved Plan and Individually-Designed Plan Fees (Plan and transaction expenses)

Record maintenance and report fee.  At the end of each calendar quarter, we deduct a record maintenance and report fee from each participant’s account balance. We charge this fee in part to offset the expenses that we incur in providing the participant-level record-keeping and reporting that we perform for those enrolled in the Program. This fee is:

IRS Pre-Approved Plan participants	$3 per quarter

Investment Only	$1 per quarter

Enrollment Fee.  We charge an employer a non-refundable enrollment fee of $25 for each participant enrolled under its plan. If we do not maintain individual participant records under an individually-designed plan, we instead charge the employer $25 for each plan or Plan Trust. If the employer fails to pay these charges, we may deduct the amount from subsequent contributions or from participants’ account balances.

Portfolio operating expenses

(Borne by the Portfolios and Funds and based on amounts invested in the Program)

The Funds are indirectly subject to investment management fees and other expenses charged against assets of the corresponding Portfolios of the Investment Trusts. These expenses are described in the Investment Trusts’ prospectuses.

Fees paid to the American Dental Association

We may pay the American Dental Association a fee for enabling the Program to be made available to their memberships. The fee may be based on the number of employers whom we solicit, the number who participate in the Program, and/or the value of Program assets. We make these payments without any additional deduction or charge under the Program.

General information on fees and charges

We will give you written notice of any change in the fees and charges. We may also establish a separate fee schedule for requested non-routine administrative services. For the year 2020, we received total fees and charges under the Program of $7,263,724.

Charges that the Trusts deduct

The Trusts deduct charges for the following types of fees and expenses:

•	Management fees.

•	Operating expenses, such as trustees’ fees, independent public accounting firms’ fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of the Trusts and/or shares of unaffiliated Portfolios (collectively, the “underlying Portfolios”). The underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

6. Tax information

In this section, we briefly outline current federal income tax rules relating to the adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax aspects of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

We cannot provide detailed information on all tax aspects of the Program, plans and contracts. Moreover, the tax aspects that apply to a particular person’s situation may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts, or payments under plans or contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax advisor before your purchase.

CARES Act

Congress enacted the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) on March 27, 2020. The CARES Act permitted penalty-free withdrawals during 2020 from tax-qualified and tax-favored plans and contracts (such as defined contribution plans, 403(b) plans, government sponsored employer 457(b) plans, and IRAs) by individuals affected by coronavirus or the economic aftermath. Coronavirus-related distributions from all such plans and contracts were limited to an aggregate of $100,000 for any individual. The individual would be able to repay the amount of the distribution to the plan or contract within a 3-year period. Please consult your tax adviser concerning reporting of coronavirus-related distributions and repayments.

Buying a contract to fund a retirement arrangement

Annuity contracts can be purchased in connection with retirement plans qualified under Code section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity’s features and benefits, such as the selection of Funds, availability of guaranteed options, and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Lifetime required minimum distributions

When you have to start lifetime required minimum distributions from your plan depends on your birthdate and retirement status. Under legislation enacted at the end of 2019, lifetime required minimum distributions from your plan must start for the year in which you attain age 72 (if you were born July 1, 1949 or later). For individuals born June 30, 1949 or earlier, lifetime required minimum distributions from your plan must start for the year in which you attain age 70 1/2. Subject to the terms of your plan, the start of required minimum distributions can be delayed to April 1st following the calendar year of retirement. However, if you own more than 5% of the business, you cannot delay the start of your lifetime required minimum distributions, even if you are still working.

Income taxation of distributions to qualified plan participants

In this section, the word “you” refers to the plan participant.

Amounts distributed to a participant from a qualified plan are generally subject to federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally, only your post-tax contributions, if any, are not taxed when distributed.

If an employer’s 401(k) plan permits, an employee may designate some or all of elective deferral contributions as “designated Roth contributions”, which are made on a post-tax basis to the 401(k) arrangement. Designated Roth contributions must be separately accounted for. If certain timing and distribution event requirements are satisfied, distributions from a designated Roth contribution account under a 401(k) plan will be tax-free. If both the aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income. Distributions from a designated Roth contribution account may be rolled over to other designated Roth contribution accounts under an eligible retirement plan (401(k) plan, 403(b) plan, governmental employer Section 457 plan) or to Roth IRAs.

Eligible rollover distributions.  Many types of distributions from qualified plans are “eligible rollover distributions” that can be rolled over to another “eligible retirement plan” which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements (“IRAs”), Section 403(b) plans, and governmental employer Section 457(b) plans. Eligible rollover distributions may also be rolled over to another eligible retirement plan within 60 days of the receipt of the distribution, but the distribution will be subject to mandatory 20% federal income tax withholding if the distribution is not directly rolled over. If the eligible rollover distribution is directly rolled over, there is no mandatory 20% federal income tax withholding. Eligible rollover distributions to employees under age 59 1/2 may be subject to an additional 10% federal income tax penalty if the distribution is not rolled over. Under legislation enacted at the end of 2019, distributions from an eligible retirement plan made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Repayments of these distributions to an eligible retirement plan are treated as deemed rollover contributions. IRS guidance will be required to implement this provision. Eligible rollover distributions from qualified plans may also be rolled over to a SIMPLE IRA that the participant has participated in for at least two years. An employee’s surviving spouse beneficiary may also roll over an eligible rollover distribution to another eligible retirement plan under certain circumstances. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances. Legislation enacted at the end of 2019 may restrict the availability of payment options under such IRAs. Distributions from a qualified plan can also be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. See “Eligible rollover distributions and federal income tax withholding” in the SAI for a more detailed discussion.

The IRS has issued ordering rules and related guidance on allocation between pre-tax and post-tax amounts on distributions from the plan before annuity payments start, including distributions to be made to multiple destinations, and the effect of direct rollovers. This guidance indicates that all disbursements from the plan that are “scheduled to be made at the same time” are treated as a single distribution even if the recipient has directed that the disbursement be divided among multiple destinations. Multiple destinations include payment to the recipient and direct rollovers to one or more eligible retirement plans.

The guidance generally requires that the pre-tax amount for the aggregated distribution is first assigned to the amount directly rolled over to one or more eligible retirement plans (so that the pre-tax amount would not be currently taxable). If the recipient wants to divide the direct rollover amount among two or more eligible retirement plans, before the distribution is made, the recipient can choose how the pre-tax amount is to be allocated among the plans.

If the pre-tax amount for the aggregated distribution is more than the amount directly rolled over, the guidance indicates that any remaining pre-tax amount is next assigned to any 60-day rollovers up to the amount of the 60-day rollovers. (Please note that the recipient is responsible for the tax treatment of 60-day rollovers and that our information report on Form 1099-R will reflect distribution to the recipient and any required 20% withholding.) The guidance further indicates that any remaining pre-tax amount after assignment of the pre-tax amount to direct rollovers and 60-day rollovers is includible in gross income. Finally, if the amount rolled over to an eligible retirement plan exceeds the portion of the pre-tax amount assigned or allocated to the plan, the excess is a post-tax amount.

This guidance clarifies that a plan participant can use rollovers to separate the pre-tax and post-tax amounts of a distribution. For example, if a plan participant takes a distribution of $100,000 from a plan, $80,000 of which is pre-tax and $20,000 of which is attributable to non-Roth post-tax contributions, the participant could choose to allocate the distribution so that the entire pre-tax amount of $80,000 could be directly rolled over to a traditional IRA and the $20,000 non-Roth post-tax contributions could be rolled over to a Roth IRA.

In-Plan Roth rollover

If the plan permits and according to plan terms, participants who are eligible to take a distribution from their 401(k) retirement plan can convert their existing plan account into the designated Roth account by either a direct rollover or by taking a distribution and then rolling over the account into the designated Roth account within 60 days. Any pre-tax amounts converted must be included in the participant’s taxable income for the same year as the conversion.

Tax law permits a plan to allow an internal direct transfer from a pre-tax or non-Roth post-tax account to a designated Roth account under the plan, even though the transferred amounts are not eligible for withdrawal by the individual electing the transaction. The transfer would be taxable and withdrawals would not be permitted from the designated Roth account under the plan. Additional separate accounting will be required to implement this provision.

Annuity or installment payments.  Each payment you receive is ordinary income for tax purposes, except where you have a “cost basis” in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.

In-service withdrawals.  Some plans allow in-service withdrawals of post-tax contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if they are attributable to your pre-January 1, 1987 contributions under plans that permitted those withdrawals as of May 5, 1986. Amounts that you include in gross income under this rule may also be subject to the additional 10% penalty tax on premature distributions described below. In addition, 20% mandatory federal income tax withholding may also apply.

Premature distributions.  You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59 1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan.

The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary), (c) distributions due to separation from active service after age 55 (d) distributions in connection with the birth or adoption of a child as specified in the Code, and (e) distributions you use to pay deductible medical expenses. See IRS Form 5329 for more information on the additional 10% tax penalty.

Tax withholding and information reporting

Status for income tax purposes; FATCA. In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified plans, we request documentation of “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U.S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contract owners/participants. For this reason, we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

Tax Withholding.  In almost all cases, 20% mandatory income tax withholding will apply to all “eligible rollover distributions” that are not directly rolled over to a qualified plan, Section 403(b) plan, governmental employer plan under Section 457 of the Code or a traditional IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution. See “Eligible rollover distributions and federal income tax withholding” in the SAI. Under the IRS Pre-Approved Plan, we will withhold the tax and send you the remaining amount. Under an individually designed plan, we will pay the full amount of the distribution to the plan’s trustee. The trustee is then responsible for withholding federal income tax upon distributions to you or your beneficiary.

Impact of taxes to the Company

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in the Company being taxed, then the Company may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since the Company is the owner of the assets from which tax benefits may be derived.

7. More information

About program changes or terminations

Amendments.  The group annuity contract may be changed by amendment or replacement provided that such change does not reduce any annuity benefit provided before such change and provided that no rights, privileges, or benefits under the group annuity contract with respect to contributions made prior to the effective date of such change may be adversely affected by an amendment to the group annuity contract without the consent of the participant. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and transfer any amounts in that investment option to another option and (2) offer new investment options with different terms.

Termination.   We may terminate the group annuity contract upon 24 months written notice to contract owners. If the contract is terminated, we will not accept further contributions or perform any recordkeeping functions after the date of termination and amounts allocated to the GRA may be held until maturity.

If your plan’s trustee makes arrangements with us, you may be able to continue to invest amounts in the investment options that we provide and elect payment of benefits through us.

Assignment.  You may not assign your rights or obligations under the contract without the Company’s prior written consent. The Company may not assign its rights or obligations under the contract without your prior written consent, except that the Company will not require your written consent to assign the contract to a corporation in which it has a direct or indirect ownership interest, provided that the Company remains liable for the failure of that corporation to perform its obligations.

IRS disqualification

If your plan is found not to qualify under the Internal Revenue Code, we may: (1) return the plan’s assets to the employer (in our capacity as the plan administrator), or (2) prevent plan participants from investing in the separate accounts.

About the separate account

Each Fund is part of our Separate Account No. 206. We established the separate account under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in the Funds for owners of our variable annuity contracts, including our group annuity contracts issued under the Program. The results of the separate account’s operations are accounted for without regard to the Company’s, or any other separate account’s, operating results. We are the legal owner of all of the assets in the separate account and may withdraw any amounts we have in the separate account that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations is based on the assets in the separate account. However, the obligations themselves are obligations of the Company. We reserve the right to take certain actions in connection with our operations and the operations of the Funds as permitted by applicable law. If necessary, we will seek approval by participants in the Program. Separate Account No. 206 has twenty-five sub-accounts corresponding to each of the portfolios of the Investment Trusts. Because of exclusionary provisions, Separate Account No. 206 is not subject to regulation under the Investment Company Act of 1940. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

About the general account

Our general obligations and any guaranteed benefits under the contract, including those that apply to the GIO and Money Market Guarantee Account, are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940.

The disclosure with regard to the general account, however, is subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

COVID-19

The COVID-19 pandemic has negatively impacted the U.S. and global economies, created significant volatility in the capital markets and dramatically increased unemployment levels. The pandemic has also resulted in temporary closures of many businesses and schools and the institution of social distancing requirements in many states and local communities. Businesses or schools that have reopened have restricted or limited access for the foreseeable future and may do so on a permanent basis. As a result, our ability to sell products through our regular channels and the demand for our products and services has been significantly impacted. The extent of the COVID-19 pandemic’s impact on us will depend on future developments that are highly uncertain, including the severity and duration of the pandemic, actions taken by governments and other third parties in response to the pandemic and the availability and efficacy of vaccines against COVID-19.

While we have implemented risk management and contingency plans with respect to the COVID-19 pandemic, such measures may not adequately protect our business from the full impacts of the pandemic. Currently, most of our employees and advisors are continuing to work remotely. Extended periods of remote work arrangements could introduce additional operational risk, including but not limited to cybersecurity risks, and impair our ability to effectively manage our business. We also outsource a variety of functions to third parties whose business continuity strategies are largely outside our control.

Economic uncertainty and unemployment resulting from the COVID-19 pandemic may have an adverse effect on product sales and result in existing policyholders withdrawing at greater rates. COVID-19 could have an adverse effect on our insurance business due to increased mortality and morbidity rates. The cost of reinsurance to us for these policies could increase, and we may encounter decreased availability of such reinsurance. If policyholder lapse and surrender rates or premium waivers significantly exceed our expectations, we may need to change our assumptions, models or reserves.

Our investment portfolio has been, and may continue to be, adversely affected by the COVID-19 pandemic. Declines in equity markets and interest rates, reduced liquidity or a continued slowdown in the U.S. or in global economic conditions may also adversely affect the values and cash flows of these investments. Our investments in mortgages and commercial mortgage-backed securities have been, and could continue to be, negatively affected by delays or failures of borrowers to make payments of principal and interest when due. In some jurisdictions, local governments have imposed delays or moratoriums on many forms of enforcement actions. Market volatility in 2020 also caused significant increases in credit spreads, and any continued volatility may increase our borrowing costs and decrease product fee income. Further, severe market volatility may leave us unable to react to market events in a prudent manner consistent with our historical investment practices.

Cybersecurity risks and catastrophic events

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyber-attacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even if our workforce and employees of our service providers and/or third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transactions. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyberattacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner’s interest in the separate accounts, nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under the Program, or the distribution of group annuity contract interests under the Program.

Financial statements

The financial statements of Separate Account No. 206, as well as the consolidated financial statements of the Company, are in the SAI. The financial statements of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our Processing Office or calling 1-800-223-5790.

Distribution of the contracts

The Company performs all marketing and service functions under the contract. No sales commissions are paid with respect to units of interest in any of the separate accounts available under the contract; however, incentive compensation is paid to our employees performing these functions, based upon sales and the amount of first year plan contributions, as discussed in the SAI. The offering of the units is continuous.

Reports we provide and available information

We send reports annually to employers showing the aggregate account balances of all participants and information necessary to complete annual IRS filings.

The registration statement, including this prospectus and the SAI, can be obtained from the SEC’s website at www.sec.gov.

Acceptance

The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into an Adoption Agreement.

Appendix I: Condensed financial information

These selected per unit data and ratios for the year ended December 31, 2020 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of Equitable Financial are contained in the SAI. Information is provided for the period that each Fund has been available under the Program.

SEPARATE ACCOUNT NO. 206

The following table shows the unit values and number of units outstanding, as of the applicable date each Fund was first available under the Certificates and the last business day of the period shown.

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2020.

	For the year ended December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
1290 Retirement 2020
Unit Value	$12.09	$11.36	$9.77	—	—	—	—	—	—	—
Number of units outstanding (000’s)	760	698	496	—	—	—	—	—	—	—
1290 Retirement 2025
Unit Value	$12.23	$11.48	$9.73	—	—	—	—	—	—	—
Number of units outstanding (000’s)	1,719	1,603	833	—	—	—	—	—	—	—
1290 Retirement 2030
Unit Value	$12.26	$11.54	$9.67	—	—	—	—	—	—	—
Number of units outstanding (000’s)	250	285	145	—	—	—	—	—	—	—
1290 Retirement 2035
Unit Value	$12.34	$11.58	$9.64	—	—	—	—	—	—	—
Number of units outstanding (000’s)	567	440	384	—	—	—	—	—	—	—
1290 Retirement 2040
Unit Value	$12.54	$11.65	$9.61	—	—	—	—	—	—	—
Number of units outstanding (000’s)	68	73	20	—	—	—	—	—	—	—
1290 Retirement 2045
Unit Value	$12.53	$11.68	$9.58	—	—	—	—	—	—	—
Number of units outstanding (000’s)	270	217	108	—	—	—	—	—	—	—
1290 Retirement 2050
Unit Value	$12.51	$11.73	$9.54	—	—	—	—	—	—	—
Number of units outstanding (000’s)	131	56	23	—	—	—	—	—	—	—
1290 Retirement 2055
Unit Value	$12.49	$11.78	$9.51	—	—	—	—	—	—	—
Number of units outstanding (000’s)	66	38	16	—	—	—	—	—	—	—
1290 Retirement 2060
Unit Value	$12.58	$11.82	$9.50	—	—	—	—	—	—	—
Number of units outstanding (000’s)	67	38	11	—	—	—	—	—	—	—
1290 VT DoubleLine Dynamic Allocation
Unit Value	$16.42	$14.55	$12.35	$12.91	$11.81	$10.90	$11.34	$11.10	$10.01	—
Number of units outstanding (000’s)	115	61	65	85	83	108	94	106	34	—

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2020.  (continued)

	For the year ended December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
1290 VT Equity Income
Unit Value	$18.88	$19.82	$16.00	$18.16	$15.71	$13.94	$14.22	$13.11	$9.98	—
Number of units outstanding (000’s)	226	268	265	276	278	333	371	319	69	—
1290 VT GAMCO Mergers & Acquisitions
Unit Value	$13.42	$13.62	$12.57	$13.25	$12.51	$11.65	$11.37	$11.22	$10.13	—
Number of units outstanding (000’s)	137	189	217	142	173	174	123	138	37	—
1290 VT GAMCO Small Company Value
Unit Value	$33.56	$30.72	$24.96	$29.64	$25.59	$20.81	$22.12	$21.51	$15.51	$13.19
Number of units outstanding (000’s)	1,075	1,323	1,498	1,715	1,977	2,029	2,363	2,904	2,478	2,552
1290 VT SmartBeta Equity
Unit Value	$11.96	—	—	—	—	—	—	—	—	—
Number of units outstanding (000’s)	2,152	—	—	—	—	—	—	—	—	—
EQ/AB Small Cap Growth
Unit Value	$39.22	$28.89	$22.66	$24.66	$20.15	$17.94	$18.52	$17.92	$13.01	$11.28
Number of units outstanding (000’s)	1,254	1,547	1,746	1,868	1,995	2,273	2,375	2,789	3,104	3,176
EQ/Aggressive Allocation
Unit Value	$21.22	$18.43	$14.84	$16.29	$13.71	$12.64	$12.89	$12.34	$9.79	$8.59
Number of units outstanding (000’s)	1,703	1,789	2,041	2,259	2,338	2,534	2,677	2,776	2,822	3,018
EQ/All Asset Growth Allocation
Unit Value	$17.35	$15.49	$13.04	$14.14	$12.23	$11.19	$11.67	$11.43	$10.04	—
Number of units outstanding (000’s)	127	193	158	183	120	106	80	59	4	—
EQ/ClearBridge Large Cap Growth
Unit Value	$30.82	$23.61	$17.92	$18.03	$14.39	$14.30	$14.15	$13.67	$9.85	—
Number of units outstanding (000’s)	243	268	303	318	332	419	447	548	144	—
EQ/Conservative Allocation
Unit Value	$13.04	$12.18	$11.18	$11.38	$10.87	$10.59	$10.64	$10.39	$9.99	—
Number of units outstanding (000’s)	851	869	827	712	432	344	232	97	—	—
EQ/Conservative-Plus Allocation
Unit Value	$16.38	$14.92	$13.18	$13.71	$12.63	$12.09	$12.20	$11.85	$10.78	$10.07
Number of units outstanding (000’s)	1,833	1,927	2,072	2,577	2,962	3,036	3,336	3,460	3,609	3,696
EQ/Core Bond Index
Unit Value	$12.61	$11.91	$11.24	$11.23	$11.10	$10.97	$10.95	$10.72	$10.92	$10.61
Number of units outstanding (000’s)	1,724	1,824	1,936	2,428	2,567	2,557	2,804	2,861	3,638	3,472
EQ/Core Plus Bond
Unit Value	$12.64	$11.03	$10.34	$10.42	$10.22	$9.95	$10.04	$9.80	$9.92	$9.45
Number of units outstanding (000’s)	1,252	1,217	1,415	1,576	1,568	1,567	1,745	1,793	2,121	1,726
EQ/Equity 500 Index
Unit Value	$32.26	$27.46	$21.06	$22.21	$18.39	$16.57	$16.49	$14.63	$11.15	$9.71
Number of units outstanding (000’s)	4,892	5,855	6,741	7,394	7,733	8,015	7,958	7,701	7,595	7,960

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2020.  (continued)

	For the year ended December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
EQ/Global Equity Managed Volatility
Unit Value	$15.64	$13.72	$10.98	$12.53	$9.96	$9.56	$9.75	$9.61	$8.00	$6.86
Number of units outstanding (000’s)	1,742	2,029	2,240	2,483	2,595	2,987	3,136	3,478	3,798	4,112
EQ/International Core Managed Volatility
Unit Value	$11.65	$10.76	$8.81	$10.37	$8.23	$8.24	$8.63	$9.23	$7.87	$6.78
Number of units outstanding (000’s)	2,015	2,171	2,579	2,842	3,061	3,365	3,622	3,964	4,257	4,546
EQ/Invesco Comstock
Unit Value	$14.59	$14.74	$11.82	$13.52	$11.49	$9.81	$10.48	$13.35	$10.03	$8.99
Number of units outstanding (000’s)	638	736	896	902	1,115	1,289	1,414	1,139	1,213	1,416
EQ/Janus Enterprise
Unit Value	$29.64	$25.00	$18.37	$18.75	$14.69	$15.39	$16.33	$16.48	$11.93	$11.00
Number of units outstanding (000’s)	1,384	1,648	1,779	1,846	1,920	2,170	2,414	2,691	2,946	3,239
EQ/JPMorgan Value Opportunities
Unit Value	$26.96	$24.33	$19.12	$22.66	$19.29	$15.91	$16.32	$14.30	$10.56	$9.12
Number of units outstanding (000’s)	1,315	1,572	1,632	1,797	1,931	1,968	2,171	2,252	2,247	2,310
EQ/Large Cap Growth Index
Unit Value	$37.11	$27.09	$20.06	$20.57	$15.96	$15.04	$14.38	$12.84	$9.72	—
Number of units outstanding (000’s)	878	953	999	985	897	825	733	331	83	—
EQ/Large Cap Growth Managed Volatility
Unit Value	$40.15	$30.48	$22.85	$23.60	$18.31	$17.40	$16.76	$15.13	$11.20	$9.87
Number of units outstanding (000’s)	1,363	1,591	1,754	1,948	2,106	2,387	2,650	2,867	3,131	3,539
EQ/Large Cap Value Managed Volatility
Unit Value	$19.98	$18.95	$15.14	$16.85	$14.83	$12.89	$13.47	$12.03	$9.10	$7.88
Number of units outstanding (000’s)	554	665	705	766	909	892	1,084	1,029	1,013	1,170
EQ/MFS International Growth
Unit Value	$19.78	$17.19	$13.54	$14.98	$11.37	$11.17	$11.18	$11.79	$10.40	—
Number of units outstanding (000’s)	820	981	1,046	1,001	744	642	448	445	94	—
EQ/Mid Cap Index
Unit Value	$25.91	$23.01	$18.40	$20.88	$18.13	$15.15	$15.64	$14.38	$10.88	$9.31
Number of units outstanding (000’s)	967	1,201	1,376	1,588	1,771	1,800	1,712	1,750	1,605	1,716
EQ/Mid Cap Value Managed Volatility
Unit Value	$24.10	$23.01	$18.22	$21.06	$18.80	$16.01	$16.64	$15.04	$11.33	$9.58
Number of units outstanding (000’s)	529	691	735	897	984	992	1,087	1,035	1,007	1,028
EQ/Moderate Allocation
Unit Value	$17.05	$15.36	$13.33	$14.02	$12.66	$12.05	$12.18	$11.85	$10.50	$9.68
Number of units outstanding (000’s)	18,320	19,828	20,816	21,864	22,667	23,765	25,434	26,805	28,403	30,355
EQ/Moderate-Plus Allocation
Unit Value	$19.36	$17.01	$14.21	$15.29	$13.34	$12.46	$12.66	$12.23	$10.23	$9.20
Number of units outstanding (000’s)	3,410	3,954	4,421	5,186	5,775	6,168	6,767	7,119	7,385	7,783

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2020.  (continued)

	For the year ended December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
EQ/PIMCO Global Real Return
Unit Value	$11.80	$10.72	$9.93	—	—	—	—	—	—	—
Number of units outstanding (000’s)	526	327	155	—	—	—	—	—	—	—
EQ/Small Company Index
Unit Value	$30.36	$25.42	$20.35	$22.99	$20.22	$16.81	$17.67	$16.89	$12.32	$10.69
Number of units outstanding (000’s)	885	1,001	1,157	1,267	1,300	1,356	1,454	1,572	1,518	1,592
EQ/T. Rowe Price Growth Stock
Unit Value	$46.96	$34.46	$26.35	$26.85	$20.18	$19.96	$18.15	$16.75	$12.17	$10.26
Number of units outstanding (000’s)	1,914	2,311	2,529	2,744	2,803	3,411	3,583	3,808	4,079	3,803
Multimanager Core Bond
Unit Value	$11.97	$11.29	$10.54	$10.61	$10.33	$10.08	$10.10	$9.75	$10.02	—
Number of units outstanding (000’s)	950	969	939	1,223	1,034	1,009	878	497	233	—
Multimanager Technology
Unit Value	$50.68	$33.14	$24.10	$23.61	$17.01	$15.65	$14.77	$13.04	$9.60	—
Number of units outstanding (000’s)	551	658	638	539	350	349	396	108	2	—
Target 2015 Allocation
Unit Value	$16.68	$15.15	$13.21	$13.83	$12.46	$11.82	$12.08	$11.76	$10.34	$9.35
Number of units outstanding (000’s)	1,208	1,420	1,695	2,252	2,478	2,854	3,411	3,777	4,006	4,540
Target 2025 Allocation
Unit Value	$18.87	$16.85	$14.15	$15.11	$13.12	$12.24	$12.53	$12.07	$10.16	$9.03
Number of units outstanding (000’s)	2,548	3,030	3,506	4,618	4,543	4,888	4,977	5,120	4,886	4,844
Target 2035 Allocation
Unit Value	$20.25	$17.86	$14.63	$15.80	$13.45	$12.48	$12.77	$12.25	$10.04	$8.82
Number of units outstanding (000’s)	1,385	1,724	1,975	2,339	2,348	2,282	2,165	2,087	1,967	1,919
Target 2045 Allocation
Unit Value	$20.97	$18.42	$14.85	$16.18	$13.55	$12.50	$12.81	$12.26	$9.81	$8.53
Number of units outstanding (000’s)	615	782	915	1,067	1,040	964	883	839	716	646
Target 2055 Allocation
Unit Value	$16.13	$14.07	$11.13	$12.22	$10.06	$9.21	—	—	—	—
Number of units outstanding (000’s)	39	61	65	64	30	19	—	—	—	—

Appendix II: State contract variations of certain features and benefits

The following information is a summary of the states where certain features and/or benefits are either not available as of the date of this prospectus or vary from the contract’s features and benefits as previously described in this prospectus.

States where certain American Dental Association Members Retirement Program features and/or benefits are not available or vary:

State	Features and Benefits	Availability or Variation
Connecticut	See “Disruptive transfer activity” in the “Transfers and access to your account” section.

The following sentence is added to the end of the fifth paragraph in this section:

In addition to the foregoing, we may also refuse any transfer request if an individual has made more than one transfer to or from that same investment option within the last thirty days.

Minnesota	See “The Money Market Guarantee Account Guarantee” under “The guaranteed options” in the “Program investment options” section	We guarantee the amount of your contributions to the Money Market Guarantee Account. Any amount held in the Money Market Guarantee Account becomes part of the assets in our general account, which supports the guarantees of your contract and other contracts. No company other than us has any financial responsibility for the contributions allocated to the Money Market Guarantee Account or the interest credited to them.

Utah	See “Types of benefits” in “Choosing benefit payment options”	The fifth and sixth sentences of the second paragraph are deleted in their entirety.

II-1

Statement of additional information

CLIP AND MAIL TO US TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION

To: The ADA Members Retirement Program

  P.O. Box 4872

  Syracuse, NY 13221

Please send me a copy of the Statement of Additional Information for the ADA Members Retirement Program Prospectus dated May 1, 2021.

Name

Address
City	State	Zip
Copyright 2021 by Equitable Financial Life Insurance Company. All rights reserved.

#891972

American Dental Association

Members Retirement Program

Statement of Additional Information dated

May 1, 2021

This Statement of Additional Information (“SAI“) is not a prospectus. You should read this SAI in conjunction with the Company’s prospectus dated May 1, 2021 for the American Dental Association Members Retirement Program.

A copy of the prospectus to which this SAI relates is available at no charge by writing to Equitable Financial Life Insurance Company at Box 4872, Syracuse, NY, 13221 or by calling our toll-free telephone number, in the US
1-800-223-5790 or 1-800-223-5790-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. Definitions of special terms used in this SAI are found in the prospectus.

Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2021 to which this SAI relates.

Table of Contents
Page in SAI

The Company	2

Funding of the Program	2

Your responsibilities as employer	2

Procedures for withdrawals, distributions and transfers	2

Provisions of the IRS Pre-Approved Plan	6

Distribution of the contracts	9

Custodian	9

Independent registered public accounting firm	9

Financial statements	10

Copyright 2021 Equitable Financial Life Insurance Company.

1290 Avenue of the Americas, New York, New York 10104. All rights reserved.

#891972

The Company

We are Equitable Financial Life Insurance Company (the “Company”, “we”, ”our” and “us”) (until 2020, known as AXA Equitable Life Insurance Company), a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under your contract.

Funding of the Program

The Program is primarily funded through a group annuity contract issued by the Company. The plan’s trustee holds all contracts for the benefit of employers and participants in the Program.

Your responsibilities as employer

If you adopt the IRS Pre-Approved Plan, you as the employer and plan administrator will have certain responsibilities, including:

•	sending us your contributions at the proper time and in the proper format (including contribution type and fiscal year);

•	maintaining all personnel records necessary for administering your plan;

•	determining who is eligible to receive benefits;

•	forwarding to us, and when required, signing, all the forms your employees are required to submit;

•	distributing summary plan descriptions and participant annual reports to your employees and former employees;

•	distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

•	filing an annual information return for your plan with the Department of Labor or Internal Revenue Service, if required;

•	providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

•	determining the amount of all contributions for each participant in the plan;

•

forwarding salary deferral, including designated Roth contributions if applicable, and post-tax employee contributions to us as soon as administratively feasible (and in any event, no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions); The Department of Labor, provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

•	selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

•	providing us with written instructions for allocating amounts in the plan’s forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only.

We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Retirement Plan Account Manager at 1-800-223-5790 or write to us at Box 4872 Syracuse, NY 13221.

Procedures for withdrawals, distributions and transfers

Pre-retirement withdrawals.  Under the IRS Pre-Approved Plan, self-employed persons generally may not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to separation from service. However, if the IRS Pre-Approved Plan is maintained as a profit sharing plan, you may request distribution of benefits after you reach age 59 1/2 even if you are still working, as long as you are 100% vested.

If the IRS Pre-Approved Plan is maintained as a 401(k) plan and you are under age 59 1/2, you may withdraw amounts on account of financial hardship within the meaning of applicable income tax regulations, if the employer has elected this option on its adoption agreement. The employer also elects the sources available for withdrawal and other provisions related to hardship distributions. Each withdrawal must be at least $1,000 (or, if less, your entire account balance). If your employer terminates the plan, all amounts may be distributed to participants at that time (except elective deferral contribution amounts including Roth if there is a successor plan).

You may withdraw all or part of your account balance under the IRS Pre-Approved Plan attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your account balance attributable to post-tax employee contributions). See “Tax information“ in the prospectus. If an employer’s 401(k) plan permits, an employee may designate some or all of elective deferral contributions as “designated Roth contributions“, which are made on a post-tax basis to the 401(k) arrangement. These contributions are subject to the same withdrawal restrictions as pre-tax elective deferral contributions.

We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the “Benefit Distributions“ discussion. We effect all

2

other participant withdrawals as of the close of the business day we receive the properly completed form.

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity. See “Spousal consent requirement“ in the prospectus.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from certain of the Funds may be delayed if there is any delay in redemption of shares of the respective portfolios in which the Funds invest. We generally do not expect any delays.

Benefit distributions.  In order for you to begin receiving benefits under the IRS Pre-Approved Plan, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Benefit payments will be made according to the provisions of your plan.

Under an individually designed plan your employer must send us a Request for Disbursement Form. We will process single sum payments as of the close of business on the day we receive a properly completed form. A check payable to the plan’s trustee will be forwarded within five days after processing begins. If you wish to receive annuity payments, your plan’s trustee may purchase a variable annuity contract from us. Fixed annuities are available from the Company. We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you would like expedited delivery at your expense, you may request it on your Election of Benefits form.

Distributions under a qualified retirement plan such as yours are subject to extremely complicated legal requirements. When you are ready to retire, we suggest that you discuss the available payment options with your employer or financial advisor. Our Retirement Plan Account Manager can provide you or your employer with information.

Mandatory cashouts.  The Internal Revenue Code of 1986 (Code) provides that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must roll over such distribution to an individual retirement plan and must provide the plan participant with notice of such direct rollover.

Death benefits.  If a participant in the IRS Pre-Approved Plan dies without designating a beneficiary, unless otherwise elected on the adoption agreement, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the participant’s surviving children. If the participant has no surviving children, the participant’s vested benefit will be paid to the participant’s estate.

Eligible rollover distributions and federal income tax withholding.  All “eligible rollover distributions“ are subject to mandatory federal income tax withholding of 20% unless the participant to have the distribution directly rolled over to an eligible retirement plan which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements (“IRAs”), Section 403(b) plans, and governmental employer Section 457(b) plans. Eligible rollover distributions from qualified plans may be rolled over to a SIMPLE IRA that the participant has participated in for at least two years.

An “eligible rollover distribution“ is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary subject to required minimum distribution rules, or (2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:

•	hardship withdrawals;

•	certain corrective distributions under Code Section 401(k) plans;

•	loans that are treated as distributions;

•	to the extent that it is a post-death required minimum distribution not eligible to be rolled over, a death benefit payment to a beneficiary who is not the plan participant’s surviving spouse;

•	a qualified domestic relations order distribution to a beneficiary who is not the plan participant’s current spouse or former spouse;

•	a direct rollover to an inherited IRA maintained for the benefit of the beneficiary; and

•	required minimum distributions under Code Section 401(a)(9).

Under legislation enacted at the end of 2019, distributions from an eligible retirement plan made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Repayments of these distributions to an eligible retirement plan are treated as deemed rollover contributions. IRS guidance will be required to implement this provision.

If we make a distribution to a participant’s surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

3

If a distribution is not an “eligible rollover distribution“, we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.

Distributions applicable to GIO upon plan termination or owner termination of contract.  In the event of Plan termination or Owner termination of participation in the Contract, withdrawals from the GIO and any Benefit Distributions will be available and paid in accordance with the terms of the Contract (including applicable riders). Please see the Contract (including applicable riders) for information.

Plan-initiated withdrawals and the market value adjustment.  The Market Value Adjustment only applies to certain withdrawals from the GIO that may occur if (1) the Plan terminates, in whole or in part, without immediate establishment of a successor plan sponsored by the Employer or (2) the Owner terminates its participation in the contract. Except as described below, we will generally pay such post-termination withdrawals in annual installments over a five-year period, and those withdrawals will not be subject to any Market Value Adjustment.

A Market Value Adjustment will apply only when, following a termination described in clause (1) or (2) above, we (a) elect to pay any amount withdrawn from the Guaranteed Interest Option in a single lump sum in lieu of installment payments (in which case the MVA cannot exceed 7%) or (b) agree, in our discretion, to make such a single lump sum payment in lieu of installment payments at the request of the Owner (if clause (1) applies) or the Employer (if clause (2) applies). Absent such a request, however, we generally do not have the right to elect to make such a single lump sum payment unless the aggregate amount held in the GIO with respect to the plan is less than $1,000,000.

After any applicable Market Value Adjustment, no single lump sum payment will not be less than the sum of (a) all amounts, other than interest, allocated or transferred to the Guaranteed Interest Option with respect to the Participant and not subsequently withdrawn, transferred or deducted therefrom, and (b) interest earned on such amounts, accrued at the respective minimum guaranteed rate.

The term “Market Value Adjustment” means the greater of (A) zero, and (B) a percentage equal to:

(i)

the sum of all market value adjustments for quarterly generations in the Guaranteed Interest Option, as determined pursuant to the next paragraph, with respect to the Plan as of the “Effective Date of Withdrawal,” divided by

(ii)	the amount held in the Guaranteed Interest Option with respect to the Plan as of the Effective Date of Withdrawal.

For purposes of such calculation, the Guaranteed Interest Option will be deemed to consist of a series of quarterly generations (“QGs”), one for each calendar quarter during which the Plan participated in the Guaranteed Interest Option.

The Market Value Adjustment for each such quarterly generation is the product of (A), (B) and (C) as follows:

(A)	the amount of the Plan’s “net cash flow” in the given quarterly generation as of the Effective Date of Withdrawal;

(B)	the rate equal to

(1)	the interest rate, as of the applicable “Calculation Date,” for a five-year Treasury bond, minus

(2)

the “average interest rate,” during the calendar quarter in which such quarterly generation was first established, for five-year Treasury bonds, less up to 0.25%, subject to the following provisions of this subsection;

(C)

the fraction equal to the number of calendar days from the Effective Date of Withdrawal which occasioned this calculation to the maturity date for the given quarterly generation divided by 365. Such maturity date will be the quinquennial anniversary of the first Business Day of the given quarterly generation.

“Effective Date of Withdrawal” for this purpose means the Business Day on which we are to make payment of the requested withdrawal.

“Calculation Date” for this purpose means the Business Day on which the Company receives the Owner’s request for payment or, if that day is not a Business Day, we will use the next Business Day.

The “average interest rate” with respect to a given quarterly generation whose first Business Day was more than five years before the Calculation Date will be the average interest rate for the most recent calendar quarter whose first Business Day was a quinquennial anniversary of the first Business Day of the given quarterly generation.

The Plan’s “net cash flow” in a given quarterly generation is the sum of all allocations (including interest credited) and transfers to, minus all withdrawals, deductions and transfers from, the Guaranteed Interest Option with respect to such quarterly generation. We may, to the extent that such data are unavailable on the Calculation Date, estimate the applicable amount on the basis of appropriate historical data. The interest rate on a five-year Treasury bond will be determined by using the applicable rate of interest (on an annual effective yield basis) specified in the United States Treasury Department’s Constant Maturity Series for that date. If the interest rate associated with a five-year Treasury bond is not available in that series, the rate will be determined by linear interpolation between the next lower and next higher available maturities. The source for the United States Treasury Department’s Constant Maturity Series will be the Federal Reserve Statistical Release F.15 Bulletin. If for any reason this series is not available, the interest rate will be based on a comparable series.

We may at any time substitute a bond of different maturity for the five-year Treasury bond referred to in this subsection,

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provided that (i) any such change will apply only to Plans which begin participation under this Contract after such change, and (ii) such change will be made by advance written notice to the Owner. In such event, the references in this subsection to “five years” and “quinquennial anniversary” will be deemed to have been correspondingly changed.

Expressed as a formula, the Market Value Adjustment is equal to:

MVA =	Greater of zero or ($MVA) / (GIO account value on the Effective Date of Withdrawal)

where:

$MVA =	greater of zero or S QMVAs

For each quarterly generation, the QMVA can be calculated as follows:

QMVA =	(Employer plan’s Net Cash Flow in GIO) x (Calculation Date Rate – QG Average Rate) x (MVA period / 365)

Net Cash Flow:

Within a given calendar quarter, the net cash flow (at plan level) equals (a) - (b), where:

(a) = sum	of all contributions, interest credited, and transfers into the GIO; and

(b) = sum	of all withdrawals, deductions and transfers from the GIO.

In other words, Net Cash Flow equals the net change in the GIO account balance for the entire plan.

Quarterly Generation (QG):

Each calendar quarter in which a plan participates in the GIO constitutes a “quarterly generation”.

Maturity Date for a Quarterly Generation:

Each quarterly generation matures 5 years from the first Business Day of the quarterly generation, i.e., its “quinquennial anniversary”.

QG Average Rate:

The average rate of the 5-year Treasury bond during the calendar quarter beginning the 5-year period containing the time of withdrawal. The beginning of the 5-year period is either (a) the first business day of the calendar quarter of the QG, if the Calculation Date is less than 5 years from the first business day of the QG, or (b) the first business day of the most recent calendar quarter whose first business day was a quinquennial anniversary of the first business day of the QG. For example, if the withdrawal was made within the first five years after the QG, then the average rate for the calendar quarter of the QG is chosen. Similarly, if the withdrawal is made more than five years after the QG, but less than ten years after the QG, then the average rate for the calendar quarter of the QG + 5 years is chosen. The Company reserves the right to reduce the five-year bond rate by 0.25%.

Calculation Date Rate:

The 5-year treasury bond rate as of the Calculation Date.

MVA period:

The number of calendar days from the Effective Date of Withdrawal to the maturity date of the QG.

The following example illustrates a hypothetical MVA calculation:

Initial QG Calendar Quarter Beginning:	07/01/2015

Contribution:	07/15/2015

Contribution Amount:	$10,000.00

Effective Date of Withdrawal:	05/10/2017

GIO Account Value at Date of Withdrawal:	$10,995.00

Calculation Date Rate:	6.50%

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QG	Net Cash Flow	QG Beginning Date	QG Average Rate	Current Maturity Date	MVA Period (days)	QMVA	QMVA Calculation
1	$10,100	07/01/2015	4.90%	06/30/2020	1147	$507.82	QMVA1 = 10100 x (0.065-0.049) x (1147/365)
2	$125	10/01/2015	4.90%	09/30/2020	1239	$6.79	QMVA2 = 125 x (0.065-0.049) x (1239/365)
3	$130	01/01/2016	5.20%	12/31/2020	1331	$6.16	QMVA3 = 130 x (0.065-0.052) x (1331/365)
4	$135	04/01/2016	5.40%	03/31/2021	1421	$5.78	QMVA4 = 135 x (0.065-0.054) x (1421/365)
5	$140	07/01/2016	6.00%	06/30/2021	1512	$2.90	QMVA5 = 140 x (0.065-0.06) x (1512/365)
6	$145	10/01/2016	6.00%	09/30/2021	1604	$3.19	QMVA6 = 145 x (0.065-0.06) x (1604/365)
7	$150	01/01/2017	6.10%	12/31/2021	1696	$2.79	QMVA7 = 150 x (0.065-0.061) x (1696/365)
8	$70	04/01/2017	6.20%	03/31/2022	1786	$1.03	QMVA8 = 70 x (0.065-0.062) x (1786/365)
	$10,995					$536.46

	$MVA = sum of the QMVAs = $536.46
	MVA = $536.46 / $10,995.00 = 4.879127%

In this example, the total funds returned after the application of the $536.46 Market Value Adjustment is $10,458.54.

Provisions of the IRS Pre-Approved Plan

Plan eligibility requirements.  Under the IRS Pre-Approved Plan, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligible service may be required for a 401(k) arrangement.

The employer may also exclude salaried dentists (those with no ownership interest in the practice), employees of related employers, leased employees and certain other types of employees at the employer’s election, provided such exclusion does not cause the plan to discriminate in favor of “highly compensated“ employees (defined below). Effective for plan years beginning after December 31, 2020, 401(k) plans are required to allow employees age 21 or older that work 500 hours or more for three consecutive 12-month periods to make elective deferrals. For this purpose, 12-month periods beginning before January 1, 2021, are not taken into account. As such, employees who meet this criteria are not required to be eligible to participate until January 1, 2024, at the earliest. Further, employers are not required to make matching or non-elective contributions on behalf of such employees, and can exclude such employees from nondiscrimination and top-heavy testing.

Contributions to Qualified Plans.  We outline below the current federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.

The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its federal income tax return for that year. However, Department of Labor (“DOL“) rules generally require that the employer contribute participants’ salary deferral contribution amounts, including designated Roth contributions if applicable, (or any non-Roth post-tax employee contribution amounts) under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions. The Department of Labor, provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

Contributions to the IRS Pre-Approved Plan.  The employer makes annual contributions to its plan based on the plan’s provisions.

An employer that adopts the IRS Pre-Approved Plan as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan may not exceed 25% of all participants’ compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.

A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on (a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a nonforfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).

A designated Roth contribution feature which permits elective deferrals to be made on a post-tax basis “Roth 401(k)“ option may be added to a 401(k) plan by an employer. These amounts can be withdrawn tax-free if it is considered a qualified Roth distribution. A qualified Roth distribution is one that is made at least five taxable years after the first

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designated Roth contribution is made under the plan and after attainment of age 59 1/2, death or disability.

For 2021, a “highly compensated“ employee, for this purpose, is (a) an owner of more than 5% of the practice, or (b) anyone with earnings of more than $130,000 from the practice. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $19,500 for 2021, reduced by that employee’s salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2021 is $13,500.

The additional “catch-up“ elective deferral for 2021 is up to $6,500 and can be made by any employees who are at least age 50 at any time during 2021. For a SIMPLE 401(k), the “catch-up“ elective deferral is $3,000 for 2021.

Matching contributions to a 401(k) plan on behalf of a self-employed individual are not treated as elective deferrals, and are the same as matching contributions for other employees.

Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions, both pre-tax and Roth, up to 3% of compensation and (b) 50% of salary deferral contributions, both pre-tax and Roth that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans (if applicable), the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above. Effective for plan years beginning after December 31, 2019, if the employer makes non-elective contributions described above to satisfy the safe harbor status, the notice requirement no longer applies.

If the employer adopts the IRS Pre-Approved Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant’s compensation that the Adoption Agreement specifies.

Under any type of plan, an employer must disregard compensation in excess of $290,000 in 2021 in making contributions. This amount will generally be adjusted for cost-of-living changes in future years in $5,000 increments rounded to the next lowest multiple of $5,000. An employer may integrate contributions with Social Security. This means that contributions, for each participant’s compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The federal tax law imposes limits on this excess. Your retirement plan account manager can help you determine the legally permissible contribution.

Except in the case of certain non-top heavy plans, contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2021, “key employee“ means (a) an officer of the practice with earnings of more than $185,000 or (b) an owner of more than 5% of the practice, or (c) an owner of more than 1% of the practice with earnings of more than $150,000. For purposes of (a), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.

Certain plans may also permit participants to make non-Roth post-tax contributions. We will maintain a separate account to reflect each participant’s post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly compensated employees contribute. Before permitting any highly-compensated employee to make post-tax contributions, the employer should verify that it has passed all non-discrimination tests. If an employer employs only “highly compensated“ employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions generally do not apply to SIMPLE and safe harbor 401(k) plans.

Contributions (including forfeiture amounts) for each participant in 2021 may not exceed the lesser of (a) $58,000 or (b) 100% of the participant’s earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant’s post-tax contributions count toward this limitation.

Each participant’s account balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant’s interest in each of the investment options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions, SIMPLE employer, safe harbor non-elective, safe harbor matching and employer matching contributions. We will also account separately for any amounts rolled over or transferred from an IRA or eligible employer plan. Our records will also reflect each participant’s percentage of vesting (see below) in his account balance attributable to employer contributions and employer matching contributions.

The participant will receive confirmation of transactions (including the deduction of record maintenance and report fees). The participant will also receive an annual statement showing the participant’s account balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.

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Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation, or (b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the IRS Pre-Approved Plan to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation. The non-elective contribution is 2% of compensation, which the employer must make for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare and FUTA (unemployment) taxes. They may also be subject to state income taxes.

Allocation of contributions.  You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling our Automated Voice Response System or accessing the Website on the Internet. New instructions become effective on the business day we receive them. Employer contributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions, employer matching contributions, SIMPLE employer, safe harbor non-elective and safe harbor matching contributions and rollover contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee, and salary deferral contributions (including pre-tax salary deferral and Roth contributions (post-tax salary deferral)). If we have not received valid instructions, we will allocate contributions to the plan’s Qualified Default Investment Alternative which is the EQ/Moderate Allocation Fund, unless the plan has elected an alternative investment option(s). You may, of course, transfer to another investment option at any time.

If you do not submit investment instructions, you will be treated as exercising actual control over your assets and the IRS Pre-Approved Plan’s fiduciary will not be subject to fiduciary liability under ERISA if the IRS Pre-Approved Plan’s fiduciary makes investments in default investment options in accordance with rules provided by the DOL. The Pension Protection Act of 2006 instructs the DOL that the default investments must include a mix of asset classes consistent with capital preservation, long term capital appreciation or a blend of both. In order for this exemption to apply to the IRS Pre-Approved Plan’s fiduciary, the IRS Pre-Approved Plan must provide notice to participants of their rights and obligations within a reasonable time before the beginning of each plan year.

The Plan and Section 404(c) of ERISA.  The IRS Pre-Approved Plan is a participant directed individual account plan designed to comply with the requirements of Section 404(c) of ERISA. Compliance with the requirements of Section 404 (c) of ERISA and the related DOL regulation may relieve plan fiduciaries of liability for any loss that is the direct and necessary result of the participant’s or beneficiary’s exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

The IRS Pre-Approved Plan intending to comply with Section 404(c) must, among other things, (a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the ADA Program provide the broad range of investment choices and information needed in order to meet the requirements of Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

Vesting.  Vesting refers to the participant’s rights with respect to that portion of a participant’s Account Balance attributable to employer contributions under the IRS Pre-Approved Plan. If a participant is “vested,“ the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant’s Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belong to the participant, and is nonforfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan’s vesting schedule are forfeited. The normal retirement age is 65 under the IRS Pre-Approved Plan unless the employer elects a lower age on its Adoption Agreement.

Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:

	Schedule A	Schedule B	Schedule C
Years of Service	Vested Percentage	Vested Percentage	Vested Percentage
1	0%	0%	100%
2	20	0	100
3	40	100	100
4	60	100	100
5	80	100	100
6	100	100	100

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If the plan requires more than one year of service for participation in the plan, the plan must use Schedule C.

All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.

Employer contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year “graded vesting“ schedule. The 6-year schedule requires 20% vesting after 2 years of service increasing 20% per year thereafter.

Distribution of the contracts

Employees of the Company perform all marketing and service functions under the contract. The Company pays no sales commissions with respect to units of interest in any of the Separate Accounts available under the contracts; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to the Company employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.

Custodian

There is no custodian for the shares of the Trusts owned by Separate Account No. 206.

Independent registered public accounting firm

The (i) financial statements of each of the variable investment options of Separate Account No. 206 as of December 31, 2020 and for each of the periods indicated therein and the (ii) consolidated financial statements and financial statement schedules of Equitable Financial Life Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 incorporated in this SAI by reference to the filed Form N-VPFS have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company as permitted by the applicable SEC independence rules, and as disclosed in Equitable Financial Life Insurance Company’s Form 10-K. PricewaterhouseCoopers LLP’s address is 300 Madison Avenue, New York, New York 10017.

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FINANCIAL STATEMENTS

The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing upon the ability of the Company to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Funds. The financial statements of Separate Account No. 206 reflect applicable fees, charges and other expenses under the Program in effect during the periods covered and they also reflect the charges against the accounts made in accordance with the terms of all other contracts participating in the separate account.

Separate Account No. 206:
Report of Independent Registered Public Accounting Firm	FSA-2
Separate Account No. 206
Statements of Assets and Liabilities, December 31, 2020	FSA-4
Statements of Operations Year Ended December 31, 2020	FSA-15
Statements of Changes in Net Assets for the Years or Periods Ended December 31, 2020 and 2019	FSA-23
Notes to Financial Statements	FSA-41

Equitable Financial Life Insurance Company:
Report of Independent Registered Public Accounting Firm	F-1
Consolidated Financial Statements:
Consolidated Balance Sheets, December 31, 2020 and 2019	F-2
Consolidated Statements of Earnings (Loss), Years Ended December 31, 2020, 2019 and 2018	F-3
Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2020, 2019 and 2018	F-4
Consolidated Statements of Equity, Years Ended December 31, 2020, 2019 and 2018	F-5
Consolidated Statements of Cash Flows, Years Ended December 31, 2020, 2019 and 2018	F-6
Notes to Consolidated Financial Statements	F-9

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PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	The following Financial Statements are included in Part B of the Registration Statement:

The Financial Statements of Equitable Financial Life Insurance Company and Separate Account No. 206 are included in the Statement of Additional Information.

(b)	Exhibits.

The following exhibits correspond to those required by paragraph(b) of item 24 as to exhibits in Form N-4:

1.		Board of Directors Resolutions.

Action, dated April 6, 1999 regarding the establishment of Separate Account 206, dated April 6, 1999 pursuant to Resolution Nos. 21-69, B46-70, B42-84 and B57-91, previously filed with this Registration Statement, File No. 333-77117, on October 26, 1999.

2.		Custodial Agreements.

Not Applicable.

3.		Underwriting Contracts.

	(a)	Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors, LLC and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor’s Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7,2003.

	(a)(i)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

	(a)(ii)	Amendment No. 2, dated July 9,2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

	(a)(iii)	Amendment No. 3, dated October 1,2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

	(a)(iv)	Amendment No. 4, dated May 1,2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

	(a)(v)	Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

	(a)(vi)	Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ. Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

	(a)(vii)	Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

	(a)(viii)	Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

	(a)(ix)	Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

	(a)(x)	Amendment No. 10, dated January 15, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

	(a)(xi)	Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

	(a)(xii)	Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

	(a)(xiii)	Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

	(a)(xiv)	Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

	(a)(xv)	Amendment No. 15, dated June 7, 2011, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

	(a)(xvi)	Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC, dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2013.

	(a)(b)(i)	Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

(a)(b)(ii)

Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(a)(b)(iii)

Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

	(a)(b)(iv)	Amendment No. 3, dated as of April 4, 2014 (“Amendment No. 3”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

	(a)(b)(v)	Amendment No. 4, dated as of June 1, 2014 (“Amendment No. 4”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

	(a)(b)(vi)	Amendment No. 5, dated as of July 16, 2014 (“Amendment No. 5”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

	(a)(b)(vii)	Amendment No. 6, dated as of April 30, 2015 (“Amendment No. 6”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 17, 2015.

	(a)(b)(viii)	Amendment No. 7, dated as of December 21, 2015 (“Amendment No. 7”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on February 11, 2016.

	(a)(b)(ix)	Amendment No. 8, dated as of December 9, 2016 (“Amendment No. 8”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on January 31, 2017.

	(a)(b)(x)	Amendment No. 9 dated as of May 1, 2017 (“Amendment No. 9”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on April 28, 2017.

	(a)(b)(xi)	Amendment No. 10 dated as of November 1, 2017 (“Amendment No. 10”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on October 27, 2017.

	(a)(b)(xii)	Amendment No. 11 dated as of July 12, 2018 to the Second Amended and Restated Participation Agreement among EQ Advisor Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to Registration Statement on Form N-1a (File No. 333-17217) filed on July 31, 2018.

	(a)(b)(xiii)	Amendment No. 12 dated as of December 6, 2018 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217), filed on April 26, 2019.

	(a)(b)(xiv)	Amendment No. 13 dated July 16, 2020 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

	(a)(b)(xv)	Amendment No. 14 dated February 1, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

	(b)	Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 811-10509, 333-70754) on Form N-1A filed on December 10, 2001.

	(b)(i)	Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

	(b)(ii)	Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

	(b)(iii)	Amendment No. 3, dated as of May 25, 2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

	(b)(iv)	Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on July 22, 2013.

	(b)(v)	Amendment No. 1 dated as of October 21, 2013, to the Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

	(b)(vi)	Amendment No. 2, dated as of April 18, 2014 (“Amendment No. 2”) to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

	(b)(vii)	Amendment No. 3, dated as of July 8, 2014 (“Amendment No. 3”) to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

	(b)(viii)	Amendment No. 4, dated as of December 10, 2014 (“Amendment No. 4”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

	(b)(ix)	Amendment No. 5, dated as of September 26, 2015 (“Amendment No. 5”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form 485 (b) (File No. 333-70754) filed on April 26, 2016.

	(c)	General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with this Registration Statement (File No. 2-30070) on April 19, 2004.

	(c)(i)	First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

	(c)(ii)	Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

	(c)(iii)	Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

	(c)(iv)	Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(c)(v)

Fifth Amendment dated as of November  1, 2006, to General Agent Sales Agreement dated as of January  1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form  N-4 (File No. 333-05593) filed on April 24, 2012.

	(c)(vi)	Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

	(c)(vii)	Seventh Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed April 20, 2009.

	(c)(viii)	Eighth Amendment dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2009.

	(c)(ix)	Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

	(c)(x)	Tenth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

	(c)(xi)	Eleventh Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

	(c)(xii)	Twelfth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

	(c)(xiii)	Thirteenth Amendment dated as of October 1, 2014 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-202147), filed on September 9, 2015.

	(c)(xiv)	Fourteenth Amendment dated as of August 1, 2015 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

	(c)(xv)	Sixteenth Amendment dated May 1, 2016 to the General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

	(c)(xvi)	Seventeenth Amendment to General Agent Sales Agreement, dated as of August 1, 2016, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC, (“General Agent”) “) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

	(c)(xvii)	Eighteenth Amendment to General Agent Sales Agreement, dated as of March 1, 2017, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC (“General Agent”) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

	(c)(xviii)	Nineteenth Amendment to General Agent Sales Agreement, dated January 1, 2020, by and between AXA Equitable Life Insurance Company and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2021.

	(d)	Distribution and Servicing Agreement among Equico Securities, Inc., (now AXA Advisors, LLC) Equitable and Equitable Variable dated as of May 1, 1994, incorporated by reference to Exhibit No. 3(c) to Registration Statement (File No. 2-74667) filed on Form N-4 on August 3, 1998.

	(e)	Servicing Agreement among Legg Mason Wood Walker (“Legg Mason”) and Equitable Life Assurance Society dated July 12, 2002 previously filed with this Registration Statement, File No. 333-104774, on April 25, 2003.

	(f)	Servicing Agreement among Equitable Life Assurance Society, Strong Investor Services, Inc. and Strong Investments Inc. dated July 22, 2002 previously filed with this Registration Statement, File No. 333-104774, on April 25, 2003.

	(g)	Administrative Services Agreement as of July 20, 2016 by and among AXA Equitable Life Insurance Company and 1290 Funds, incorporated herein by reference to Registration Statement No. 333-142459 on Form N-3 filed on April 19, 2018.

	(g)(i)	Amendment No. 1 to the Administrative Services Agreement effective as of March 1, 2018 to the Administrative Services Agreement dated as of July 20, 2016 by and among AXA Equitable Life Insurance Company and 1290 Funds incorporated herein by reference to Registration Statement No. 333-142459 on Form N-3 filed on April 19, 2018.

4.		Contracts. (Including Riders and Endorsements)

	(a)	Exhibit 6(a)(2) (Group Annuity Contract AC 2100, as amended and restated effective February 1, 1991 on contract Form No. APC 1,000- 91, among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement 33-40162, filed December 20, 1991.

	(b)	Rider No. 1 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans

and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

(c)	Form of Rider No. 2 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

(d)

Rider No. 3 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed April 29, 1994.

(e)	Form of Rider No. 4 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed April 29, 1994.

(f)	Form of Rider No. 5 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

(g)	Form of Rider No. 6 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, previously filed with Registration Statement on Form N-4 No. 33-63113 on September 29, 1995.

(h)	Form of Rider No. 7 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 33-63113 on Form N-4 of Registrant, filed on November 21, 1995.

(i)	Form of Rider No. 8 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-01301 on Form N-4 of Registrant filed April 30, 1996.

(j)	Form of Rider No. 9 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration Statement No. 333-25807 on form N-4, filed on April 24, 1997.

(k)	Form of Rider No. 10 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 28, 2006.

(l)	Form of Rider No. 11 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 28, 2006.

(m)	Form of Rider No. 12 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 28, 2006.

	(n)	Form of Rider No. 13 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 28, 2006.

	(o)	Form of Rider No. 14 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 28, 2006.

	(p)	Form of Rider 15 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Exhibit 6(p) to Registration Statement No. 333-124408 on Form N-3, filed on April 27, 2007.

	(q)	Form of Rider 1 Attached to and made part of Group Annuity Contract No. AC [5108] between AXA Equitable Life Insurance Company (“AXA Equitable”) and [Reliance Trust Company, As Trustee], Contract Holder (Form No. 2014ADAREV), previously filed with this Registration Statement on Form N-4 (File No. 333-142455) on April 23, 2015.

	(r)	Form of Rider 2 Attached to and made part of Group Annuity Contract No. AC [5108] Between AXA Equitable Life Insurance Company (“AXA Equitable”) AND [Reliance Trust Company, As Trustee], Contract Holder (Form No. 2015ADAREV), previously filed with this Registration Statement on Form N-4 (File No. 333-142455) on April 20, 2017.

	(s)	Form of Rider 3 Attached to and made part of Group Annuity Contract No. AC 2015 Between Equitable Life Insurance Company and Benefit Trust Company, As Trustee, filed with this Form N-4 Registration Statement (File No. 333-142455) on April 23, 2021. Filed herewith

5.		Applications.

	(a)	Exhibit 11(a)(2) (Form of American Dental Association Members Retirement Plan, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

	(b)	Exhibit 11(g)(2) (Form of American Dental Association Members Retirement Trust, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

	(c)	Exhibit 11(i) (Form of First Amendment to the American Dental Association Members Retirement Trust), incorporated by reference to Post-Effective

Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

	(d)	Exhibit 11(o) (Copy of Administration Services Agreement, dated May 1, 1994, among The Equitable Life Assurance Society of the United States, the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and the Council of Insurance of the American Dental Association), incorporated by reference to Registration Statement No. 33-75614 on Form N-3 of Registrant, filed February 23, 1994.

	(e)	Exhibit 11(j) (Copy of American Dental Association Members Pooled Trust for Retirement Plans, dated as of January 1, 1984), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

	(f)	Exhibit 11(k) (Form of First Amendment to the American Dental Association Members Pooled Trust for Retirement Plans, dated as of January 1, 1984), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

(g)

Form of Basic Plan Document (No. 1) for the Volume Submitter Plan as filed with the Internal Revenue Service in November 2003, incorporated herein by reference to Exhibit 7(m) to the Registration Statement File No. 333-114882 on Form N-3 with respect to Separate Account 4, filed on April 27, 2004.

	(h)	Membership Retirement Program Form of IRS Pre-Approved Defined Contribution Prototype Plan and Trust Basic Plan Document [DC-BPD #03] as filed with the Internal Revenue Service in April 2012, is incorporated herein by reference to the Registration Statement (File No. 333-142459) filed on April 21, 2016.

	(i)	ADA Members Retirement Program Group Annuity Application (Form No. 2014 APP ADA), previously filed with this Registration Statement on Form N-4 (File No. 333-142455) on April 23, 2015.

	(j)	ADA Members Retirement Program Group Annuity Application (Form No. 2015 APP ADA), incorporated herein by reference to this Registration Statement on Form N-4 (File No. 333-142455) on April 24, 2020.

	(k)	ADA Members Retirement Program Group Annuity Application (Form No. 2015 APP ADA), filed with this Registration Statement on Form N-4 (File No. 333-142455) on April 23, 2021. Filed herewith

6.		Depositor’s Certificate of Incorporation And By-Laws.

	(a)	Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

	(a)(i)	Restated Charter of Equitable Financial Life Insurance Company incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-232418) filed on June 29, 2020.

	(b)	By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

	(b)(i)	By-Laws of Equitable Financial Life Insurance Company, as amended, June 15, 2020, incorporated hereby by reference to Registration Statement on Form N-6 (File 333-232418), filed on June 29, 2020.

(b)(ii)

Amended and Restated By-Laws of Equitable Financial Life Insurance Company dated September 23, 2020, incorporated herein by reference to Registration Statement on Form N-4 (file No. 333-254385) filed on March 17, 2021.

7.		Reinsurance Contracts. Not Applicable.

8.		Participation Agreements.

	(a)	Exhibit 7(a) (Form of Participation Agreement for the standardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

	(b)	Exhibit 7(b) (Form of Participation Agreement for the nonstandardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

	(c)	Exhibit 7(e) (Copy of Attachment to Profit Sharing Participation Agreement under the American Dental Association Members Retirement Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

	(d)	Exhibit 7(e)(2) (Form of Participant Enrollment Form under the ADA Program), incorporated by reference to Post-Effective Amendment No. 2 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 2l, l987.

	(e)	Exhibit 7(v) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

	(f)	Exhibit 7(w) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post- Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

	(g)	Exhibit 7(x) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

	(h)	Buy-Sell Agreement by and among the Trustees of the American Dental Association Members Retirement Trust and of the American Dental Association Members Pooled Trust for Retirement Plans, The Equitable Life Assurance Society of the United States, Templeton Funds, Inc. and Templeton Funds Distributor, Inc., incorporated by reference to Registration Statement No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

	(i)	Amended and Restated Buy-Sell Agreement effective April 17, 1995 between The Equitable Life Assurance Society of the United States and Franklin Templeton Distributors, Inc., incorporated by reference to Registration Statement No. 33-91588 on Form N-3 of Registrant, filed April 28, 1995.

	(j)	ADA Membership Retirement Program Enrollment Form, previously filed with this Registration Statement (File No. 333-142455) on April 24, 2009.

	(j)(1)	ADA Membership Retirement Program Enrollment Form, filed with this Registration Statement (File No. 333-142455) on April 23, 2021. Filed herewith

	(k)	Participation Agreement, dated as of April 25, 2002 among Vanguard Variable Insurance Fund, The Van Guard Group, Inc., Vanguard Marketing Corporation and The Equitable Life Assurance Society of the United States is incorporated herein by reference to Registration Statement File No. 333-142459 on Form N-3 filed on April 19, 2018.

	(k)(i)	Form of Amendment to Participation Agreement, dated as of April 3, 2018, by and among Vanguard Variable Insurance Fund, The Van Guard Group, Inc., Vanguard Marketing Corporation and The Equitable Life Assurance Society of the United States is incorporated herein by reference to Registration Statement File No. 333-142459 on Form N-3 filed on April 19, 2018.

9.		Legal Opinion.

Opinion and Consent of Shane Daly, Esq., Vice President and Associate General Counsel of Equitable Financial, as to the legality of the securities being registered, filed herewith.

10.		Other Opinions.

	(a)	Consent of PricewaterhouseCoopers LLP, filed herewith.

	(b)	Powers of Attorney, filed herewith.

	11.	Omitted Financial Statements. Not applicable.

	12.	Initial Capital Agreements. Not applicable.

Item 25.	Directors and Officers of the Depositor.

Set forth below is information regarding the directors and principal officers of the Depositor. The Depositor’s address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of the Depositor.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH THE DEPOSITOR
DIRECTORS

Ramon de Oliveira	Director
Investment Audit Practice, LLC 580 Park Avenue
New York, NY 10065

Francis Hondal	Director
Mastercard 801 Brickell Avenue, Suite 1300
Miami, FL 33131

Daniel G. Kaye	Director
767 Quail Run
Inverness, IL 60067

Joan Lamm-Tennant	Director
10 Madison Square West 1107 Broadway, Apt. 10G
New York, NY 10010

Kristi A. Matus	Director
47-C Dana Road
Boxford, MA 02116

Bertram L. Scott	Director
3601 Hampton Manor Drive
Charlotte, NC 28226

George Stansfield	Director
AXA 25, Avenue Matignon 75008 Paris, France

Charles G.T. Stonehill	Director
Founding Partner
Green & Blue Advisors 285 Central Park West
New York, New York 10024

OFFICER-DIRECTOR

*Mark Pearson	Director and Chief Executive Officer

OTHER OFFICERS

*Nicholas B. Lane	President

*José Ramón González	Senior Executive Director, General Counsel and Secretary

*Jeffrey J. Hurd	Senior Executive Director and Chief Operating Officer

*Michael B. Healy	Managing Director and Chief Information Officer

*Adrienne Johnson	Managing Director and Chief Transformation Officer

*Keith Floman	Managing Director and Deputy Chief Actuary

*Michel Perrin	Managing Director and Actuary

*Nicholas Huth	Managing Director, Chief Compliance Officerand Associate General Counsel

*William Eckert	Managing Director and Chief Accounting Officer

*William MacGregor	Managing Director and Associate General Counsel

*David Karr	Managing Director

*Jimmy Dewayne Lummus	Managing Director and Controller

*Christina Banthin	Managing Director and Associate General Counsel

*Mary Jean Bonadonna	Managing Director

*Eric Colby	Managing Director

*Steven M. Joenk	Managing Director and Chief Investment Officer

*Kenneth KozlowskI	Managing Director

*Barbara Lenkiewicz	Managing Director

*Carol Macaluso	Managing Director

*James Mellin	Managing Director

*Hillary Menard	Managing Director

*Kurt Meyers	Managing Director and Associate General Counsel

*Prabha (“Mary”) Ng	Managing Director

*James O’Boyle	Managing Director

*Robin M. Raju	Senior Executive Director and Chief Financial Officer

*Theresa Trusskey	Managing Director

*Marc Warshawsky	Managing Director

*Antonio Di Caro	Managing Director

*Glen Gardner	Managing Director

*Shelby Holklister-Share	Managing Director

*Manuel Prendes	Managing Director

*Meredith Ratajczak	Managing Director

*Aaron Sarfatti	Managing Director and Chief Risk Officer

*Stephen Scanlon	Managing Director

*Samuel Schwartz	Managing Director

*Mia Tarpey	Managing Director

*Gina Tyler	Managing Director and Chief Communications Officer

*Constance Weaver	Managing Director and Chief Marketing Officer

*Stephanie Withers	Managing Director and Chief Auditor

*Yun (“Julia”) Zhang	Managing Director and Treasurer

Item 26.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Separate Account No. 206 (the “Separate Accounts”) is a separate account of Equitable Financial Life Insurance Company. Equitable Financial, a New York stock life insurance company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. (the “Holding Company”).

Set forth below is the subsidiary chart for the Holding Company:

(a) Equitable Holdings, Inc. - Subsidiary Organization Chart: Q4-2020 is incorporated herein by reference to Exhibit 26 (a) to Registration Statement (File No.333-254385) on Form N-4 filed March 17, 2021.

Item 27.	Number of Contractowners.

As of March 31, 2021 there were 10,465 participants in the American Dental Association Members Retirement Program offered by the Registrant, all of which are qualified contracts.

Item 28.	Indemnification

(a)	Indemnification of Directors and Officers

The by-laws of Equitable Financial Life Insurance Company (“Equitable Financial”) provide, in Article VII, as follows:

7.4	Indemnification of Directors, Officer and Employees. (a) To the extent permitted by law of the State of New York and subject to all applicable requirements thereof:

(i)

Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

(ii)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

(iii)	the related expenses of any such person in any of said categories may be advanced by the Company.

(b)To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726; Insurance Law ss.1216)

The directors and officers of Equitable Financial are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Sombo (Endurance Specialty Insurance Company), U.S. Specialty Insurance, ACE (Chubb), Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company, Ltd.), Aspen Bermuda XS, CAN, AIG, One Beacon Nationwide, Berkley, Berkshire, SOMPO, Chubb, Markel and ARGO RE Ltd. The annual limit of such policies is $300 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

(b)	Indemnification of Principal Underwriter. Not Applicable

Presently, there is no Principal Underwriter of the contracts. Equitable Financial provides marketing and sales services for distribution of the contracts. No commissions are paid; however, incentive compensation is paid to Equitable Financial employees who provide these services based upon first year plan contributions and number of plans sold.

(c)	Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriters

(a)	Not applicable. Presently, there is no Principal Underwriter of the contracts. See Item 28(b).

(b)	See Item 25 of this Part C.

(c)	Not Applicable.

Item 30.	Location of Accounts and Records

Equitable Financial Life Insurance Company

135 West 50th Street

New York, NY 10020

1290 Avenue of the Americas

New York, NY 10104

500 Plaza Drive

Secaucus, NJ 07904

Item 31.	Management Services

Not applicable.

Item 32.	Undertakings

The Registrant hereby undertakes:

(a)

to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)

to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)	to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request; and

(d)

The Depositor represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by The Depositor under the Contract.

SIGNATURES

As required by the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf, in the City and State of New York, on this 23rd day of April, 2021.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY
(Registrant)

By:	Equitable Financial Life Insurance Company

By:	/s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel

SIGNATURES

As required by the Securities Act of 1933, the Depositor has caused this Registration Statement to be signed on its behalf, in the City and State of New York, on this 23rd day of April, 2021.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson	Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Robin Raju	Senior Executive Director and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*William Eckert	Managing Director and Chief Accounting Officer

*DIRECTORS:

Ramon de Oliveira	Bertram L. Scott
Daniel G. Kaye	George Stansfield
Kristi A. Matus	Charles G.T. Stonehill
Mark Pearson	Joan Lamm-Tennant
Francis Hondal

*By:	/s/ Shane Daly
Shane Daly
Attorney-in-Fact
April 23, 2021